Exhibit 10.1

                        STOCK PURCHASE AGREEMENT


     AGREEMENT made as of the 2nd day of January, 1997, by and between MICHAEL D. BECK ("MICHAEL"), CONNIE K. BECK ("CONNIE"), AND MICHAEL D. BECK AS GUARDIAN OF AMANDA P. BECK, HIS CHILD ("AMANDA"), each residing at 35 Guion Street, Pleasantville, New York 10570 (Michael, Connie and Amanda are collectively known as "Seller"), BECK EVALUATION & TESTING ASSOCIATES, INC., a New York corporation with its principal place of business at 35 Guion Street, Pleasantville, New York 10570 (the "Corporation") and TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation, with its principal place of business at Fields Lane, Brewster, New York, ("Purchaser").

     WHEREAS, Michael is the owner of five hundred (500) common shares of the Corporation, Connie is the owner of two hundred and fifty (250) common shares of the Corporation and Amanda is the owner of two hundred and fifty (250) common shares of the Corporation; such one thousand
(1000) shares (the "Shares") constituting all of the issued and outstanding common shares, $1.00 par value per share, of the Corporation which has authorized 20,000 common shares; and

     WHEREAS, Seller desires to sell the Shares at the price set forth below, and Purchaser desires to purchase the Shares, all on and subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

     1.   SALE OF STOCK.  Purchaser will purchase and Seller will sell
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the Shares, which constitute all of the issued and outstanding capital stock of the Corporation. After the Closing (as defined hereinafter), the Corporation shall be operated as a wholly-owned, subsidiary of Purchaser and Michael shall be appointed as its President during the term of his employment with Purchaser pursuant to the terms of that certain Employment Agreement between Purchaser and Seller referenced in Section 5(c) below. Employee shall also be nominated as Vice President of the Corporation and, subject to his agreement to serve, shall be elected as such officer during the term of his Employment Agreement.

     2.   PURCHASE PRICE.  The Shares shall be purchased and sold
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hereunder for a total consideration of:

          (a) Two hundred eighty thousand and 00/100 ($280,000.00) dollars, payable as set forth in Section 7 below; and

          (b) One hundred fifty thousand (150,000) shares of common stock of Purchaser which shares Purchaser agrees to register under the Securities Act of 1933, not later than (6) six months after the Closing (as hereinafter defined).

     3.   REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF
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SELLER AND THE CORPORATION.  Seller and the Corporation represent and
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warrant to Purchaser and agree with Purchaser as follows:

          (a) Seller owns beneficially and of record the Shares being sold hereby, free and clear of any liens, claims, charges, options or encumbrances, and has full power and authority to transfer the Shares to Purchaser in accordance with the terms of this Agreement; the sale and delivery by Seller of certificates representing the Shares vests full legal and beneficial title thereto in Purchaser free and clear of any liens, claims, charges, or encumbrances. The Shares are duly authorized, validly issued, fully paid and nonassessable and constitute one hundred percent of the issued and outstanding capital stock of the Corporation.

          (b) There are no existing options, warrants, subscription rights, convertible securities or similar rights granted by the Corporation or Seller or any commitments or agreements of any character to which the Corporation or the Seller is a party, relating to the authorized or issued capital stock of the Corporation.

          (c) The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has full corporate power to carry on its business as it is now being conducted, and it is not necessary for the Corporation to be qualified, licensed or domesticated as a foreign corporation to transact business in any other jurisdiction. The copies of the Corporation's Articles of Incorporation and Bylaws heretofore delivered to the Purchaser, are true, correct and complete copies thereof as now in effect; no provision of the Articles of Incorporation or Bylaws of the Corporation or any other instrument to which it or any shareholder is a party or to which it or any shareholder or any property of the Corporation is subject, prohibits, limits or otherwise affects the right, power and authority of the Seller or the Corporation, to enter into and consummate this Agreement.

          (d) The Corporation has no subsidiaries or any equity interest in any entity.

          (e) All of the financial records and books of account of the Corporation, to the best of the knowledge of Seller, are true and complete and have been maintained in accordance with generally accepted accounting principles consistently applied. Seller has heretofore delivered to Purchaser (i) federal income tax returns, including all schedules thereto, for the years ended 12/31/92, through and including 12/31/95; (ii) management prepared cash basis balance sheets and profit and loss statements of the Corporation as at and for the year ended 12/31/96 (collectively, the "Financial Statements"). The Financial Statements are true and complete and accurately reflect the financial position and results of operations of the Corporation as at the dates and for the periods indicated. The Corporation has no material liabilities or obligations whatsoever, liquidated or unliquidated, actual or contingent which are not disclosed on or referred to in the Financial Statements, other than (i) liabilities or obligations incurred or arising since such date in the ordinary course of business of the Corporation, none of which individually or in the aggregate resulted or will result in a material adverse change in the business or financial condition of the Corporation and (ii) contingent liabilities which are fully covered under valid and effective insurance policies.

          (f) Attached hereto as Schedule 1 is a list, which is true and complete in all material respects, of all "Material Contracts", which term, as used in this Agreement, includes all material contracts and commitments, all indentures, mortgages, security agreements, leases, loans and credit agreements, and all other material agreements (including any employment contracts or deferred compensation, pension, profit sharing or retirement plans, supply contracts or contracts for the purchase or sale of products or services), oral or written, imposing any obligation on the Corporation or to which its properties are subject.
A contract, commitment or agreement shall be deemed to be material if it either (i) involves or may involve the payment or receipt of more than five thousand and 00/100 ($5,000.00) dollars over the life of the contract or commitment, or (ii) regardless of the amount involved, if it is not terminable without penalty solely at the will of the Corporation upon notice of thirty (30) days or less. Such list is true and complete in all material respects; and, except as shown thereon, the Corporation is not a party to or bound by any Material Contract whatsoever. Those copies of each contract or other instrument described on such list which have been delivered to the Purchaser or which will be delivered on request and are true and complete copies thereof. Neither Seller nor the Corporation is, or by the execution and performance of this Agreement will be, in breach of, or in default under, any Material Contract or outstanding indenture, mortgage, contract or agreement to which either of them is a party or any provision of the Certificate of Incorporation or Bylaws of the Corporation. Seller and the Corporation agree that the Medical Care Reimbursement Plan adopted as of January 1, 1985, and as amended to date, shall be terminated effective as of the date Michael is insured by the Purchaser's medical insurance plan, and that evidence of same shall be delivered to Purchaser as of such date.

          (g) The Corporation owns and holds good and merchantable title, free and clear of any liens, encumbrances, charges or assessments, to all of the assets shown on the Financial Statements, except (i) assets disposed of since 12/31/96 in the ordinary course of business, (ii) liens set forth on such Financial Statements, (iii) liens for taxes not yet due and payable, and the outstanding franchise tax, penalties and interest for the period ending 6/30/83, and (iv) minor defects and irregularities in the title to, and/or minor encumbrances on such assets, which, in the aggregate do not materially affect the value of such property or impair the use of such assets for the purpose for which it is held by the Corporation or for any other purpose. Such assets and properties are in good repair, physical condition and working order. Notwithstanding anything to the contrary in this subparagraph, to the extent liens arise which were not disclosed in connection with this sale of stock for which Purchaser may be held liable, and such liens exceed $5,000 in the aggregate, Seller agrees to pay Purchaser the amount by which such liens exceed $5,000 for which Purchaser may be held liable. Seller may elect to have such payments offset against any other obligations of Purchaser to Seller by sending written notice to the lienholder.

          (h) The Corporation does not own or hold in fee or under lease, or otherwise in any manner use or occupy, any real property except that office space described in the occupancy agreement disclosed on
Schedule 2 (the "Lease"). Neither the Corporation nor the landlord is in breach of the Lease, and no event which with notice or lapse of time, or both, would constitute a breach thereof has occurred and is continuing. There have been no amendments or modifications to the Lease.

          (i) Except as disclosed on Schedule 3, there are, to the best of Seller's knowledge, no actions, suits, claims, or proceedings pending (collectively, "Claims"), or known to be threatened, against the Corporation, in law or in equity, or before any federal, state, municipal or other governmental agency or instrumentality, domestic or foreign or any Claims against Seller which could have a material adverse effect on the transactions contemplated hereby.

          (j) The properties and assets of the Corporation are insured by rider to the homeowner's policy of Seller with reputable insurers which is reasonable and adequate for the businesses conducted by it. All insurance policies are listed on Schedule 4 hereof which is a true, correct and complete list of all such insurance. Seller shall deliver a copy of such policies within thirty (30) days of Closing.

          (k) Since 12/31/96, there has not been, and nothing has come to the attention of the Seller or the Corporation which reasonably appears likely in the future to constitute:

          (i) Any materially adverse change in the business, operations or assets of the Corporation.

          (ii) Any transaction outside the ordinary course of business of the Corporation;

          (iii) Any loans, advances, or payments of any kind by the Corporation to any person except payments of amounts due with respect to obligations incurred prior to 12/31/96, and reflected in the Financial Statements, or thereafter incurred in the normal course of business, except a loan by Seller to the Corporation with respect to its annual pension contribution which shall be repaid in connection with the Closing;

          (iv) Any material increase in the compensation payable or to become payable by the Corporation to any of its officers, directors, employees, or agents, or any material bonus, percentage compensation, service award or other like benefit, granted, made or accrued to or to the credit of any of such officers, directors, employees or agents, or any employee welfare, pension, retirement or similar payment or arrangement made or agreed to by the Corporation;

          (v) Any significant labor trouble, or any other event or condition of any character which has materially and adversely affected, or reasonably appears likely to materially and adversely affect, the business, prospects or profitability of the Corporation, financial or otherwise; or

          (vi) Any sale or other disposition of any interest in any of the Corporation's assets or properties other than in the normal course of business and in consideration of money or monies worth equal to or exceeding the value or price at which said asset was carried on or included in the 12/31/96 Balance Sheet.

          (l) Seller has delivered to Purchaser copies of the documents which are listed on Schedule 5 annexed hereto which constitute true, complete and correct copies of such documents and all material United States and foreign patent, trademark and trade name registrations, unexpired as of the date hereof, all material United States and foreign applications pending on said date for any patent, trademark, trade name, or copyright registrations and all material trademarks, trade names, label and other trade rights in use on the date hereof, all of the foregoing being owned, in whole or in part on said date by the Corporation; all licenses granted by or to the Corporation, and all other agreements to which it is a party and which are in force as of the date hereof and relate in whole or in part to any items of the categories mentioned in this subsection (l) or to inventories, discoveries, improvements, processes, formulate, proprietary rights, trade secrets, ideas or other know-how, whether owned by the Corporation or otherwise. To the best of Seller's knowledge, there are no claims presently pending or threatened against the Corporation or Seller for infringement of any patents, patent rights or licenses, trademarks or trade names, or copyrights or copyright registrations.

          (m) Except as otherwise disclosed on Schedule 6, no person holds any power of attorney, from Seller with respect to the stock held by Seller, or from the Corporation for any purpose whatsoever.

          (n) The only equipment owned by the Corporation is office equipment listed on Schedule 7, and used by it in the ordinary course of its business, situated in the Corporation offices at Pleasantville, New York (the "Equipment"). The Equipment is adequate for the business being conducted by the Corporation and is in good and usable repair and condition, reasonable wear and tear excepted.

          (o) Except as disclosed in Paragraph 8(a) hereof, all United States, foreign, state, county, local and other taxes, including, without limitation, income taxes, corporate franchise taxes, and ad valorem
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taxes, due and payable by the Corporation on or before the date of this Agreement have been paid, and all tax returns and reports required to be filed by them with all such taxing authorities have been filed. The Corporation has withheld and collected all taxes and assessments it is or has been required by law to withhold or collect, and all of the same are duly reflected in said Balance Sheet. The Corporation has no outstanding or unsatisfied deficiency assessments with respect to any taxes. If, at any time within three (3) years following the Closing, income tax deficiencies, and any penalties and interest thereon, applicable to years in which Seller was a Shareholder of the Corporation are assessed against the Corporation, each Seller shall repay to the Corporation his or her pro rata share (based on his or her proportionate ownership of Shares in the Corporation in the year for which liability is assessed) of sums actually expended by the Corporation in meeting such assessments. Such repayment may, at the Seller's option, be made by the reduction of the principal amount of the Note of Purchaser hereunder. If any tax audit is in progress and said three (3) year period expires prior to the completion of such audit, the parties hereto agree to extend said three (3) year period to the period terminating ninety (90) days following closing of audit, settlement of tax, or final judgment, whichever occurs last.

          (p) The Corporation is not a party to any collective bargaining agreement.

          (q) To the best of Seller's knowledge, the Corporation is not in violation of any applicable zoning regulation, ordinance or other similar law, order, regulation or requirement relating to its operations or properties, or in violation of any other law, ordinance, or regulation of any governmental authority having jurisdiction, and the Corporation holds all permits, licenses and other authorizations necessary for the conduct of its business as it is now being operated.

          (r) No representation or warranty by Seller or the Corporation contained in this Agreement nor any written representation, statement or certificate made or furnished, by Seller or by any officer of the Corporation pursuant hereto or in connection with the transactions contemplated hereby, contains any material error or misstatement or omits to state any material fact necessary to make the representations or statements contained herein or therein are not misleading.

          (s) This Agreement and the documents and instruments executed and delivered by the Corporation or Seller in connection with the transactions contemplated hereby, constitute the valid, legal and binding obligations of the Corporation or Seller, as the case may be, enforceable in accordance with their terms.

          (t) The Corporation has taken all necessary steps to terminate the "Beck Evaluation & Testing Associates Inc. Employee Pension Plan which is a defined benefit plan effective as of June 30, 1985.
There are no contributions, penalties or other surcharges (collectively, "Contributions") due by the Corporation to such plan as of the date of Closing. It is understood that the final Internal Revenue Service determination letter has not been received as of the date of Closing and that any and all costs and expenses (including reasonable attorneys fees) or any Contributions which may be incurred or due by the Corporation or Seller to obtain such letter shall be paid by Seller personally and shall not be the liability of the Corporation. Seller agrees to indemnify the Corporation and Purchaser for any and all such costs, expenses and Contributions which either may incur in connection with the termination of the plan. The Corporation has granted to John D. Miller and Samuel Winikor a power of attorney as disclosed on Schedule "6" hereof with respect to this termination process.

     4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER.
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          (a) Purchaser hereby represents, warrants, and agrees with Seller that:

          (i) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power to carry on its business as it is now being conducted in the State of New York, and each other jurisdiction where the character and location of the properties owned or leased by it and the nature of the business transacted by it, would require such qualification.

          (ii) Purchaser has corporate power to enter into and to perform all of its obligations under this Agreement; and the Board of Directors of Purchaser has approved the execution and delivery by Purchaser of this Agreement and the other agreements contemplated herein.

          (iii) There are, to the best of Purchaser's knowledge, no actions, suits, claims, or proceedings pending, or known to be threatened, against Purchaser, in law or in equity, or before any federal, state, municipal or other governmental agency or instrumentality, domestic or foreign which would impact in any material way the obligations of Purchaser hereunder.

          (iv) No representation or warranty by Purchaser contained in this Agreement nor any written representation, statement or certificate made or furnished, by Purchaser or by any officer of Purchaser pursuant hereto or in connection with the transactions contemplated hereby, contains any material error or misstatement or omits to state any material fact necessary to make the representations or statements contained herein or therein are not misleading.

          (v) This Agreement and the documents and instruments executed and delivered by Purchaser in connection with the transactions contemplated hereby, constitute the valid, legal and binding obligations of Purchaser, enforceable in accordance with their terms.

          (b)  Purchaser further covenants with Seller as follows:

          (i) Subsequent to Closing, the Corporation shall exist and operate as a stand-alone, self-contained, wholly-owned subsidiary of Purchaser, unless and until the employment of Michael with Purchaser is terminated; and

          (ii) The Corporation shall continue to have its principal office, and operate its business from, its present location in Pleasantville, New York unless and until the employment of Michael with Purchaser is terminated; and

          (iii)  Purchaser shall not make an election under Section
338 of the Internal Revenue Code of 1986, as amended, in connection with the Closing of the transactions contemplated herein.

      5.  CONDITIONS TO PURCHASER'S OBLIGATIONS.  The obligations of
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Purchaser are subject to the fulfillment of each of the following conditions:

          (a) There shall be furnished to the Purchaser a certificate executed by the Seller that the representations and warranties of the Seller, contained in this Agreement, are true and correct at the date hereof and will be true and correct on and as of the Closing Date.

          (b) Purchaser shall have received the written opinion, dated the Closing Date, from Cowan, Liebowitz & Latman, P.C., counsel for Seller, to the effect that (i) the Corporation has been duly incorporated and is existing as a corporation in good standing under the laws of the State of New York; (ii) the Corporation is legally authorized to carry on its business under the laws of the State of New York; (iii) to the best of its knowledge, the Shares have been duly issued and are fully paid and nonassessable; (iv) to the best of its knowledge, Seller has full power and authority to sell, assign, or transfer such Shares, and delivery of such Shares to Purchaser will transfer to Purchaser title thereto free and clear of all liens, pledges, encumbrances, security interests, or claims; and (v) this Agreement and any and all documents and instruments executed and delivered in connection therewith, have been duly executed and delivered by Seller and the Corporation is a binding obligations of Seller and the Corporation according to their terms.

          (c)  There shall be executed and delivered the following:

          (i) Employment Agreement, substantially in the form of Exhibit "A", annexed hereto and made a part hereof (the "Employment Agreement");

          (ii) Option Agreement, substantially in the form of Exhibit "B", annexed hereto and made a part hereof (the "Option Agreement");

          (iii) Lease, substantially in the form of Exhibit "C" annexed hereto and made a part hereof (the "Lease Agreement"); and

          (iv) Such other ancillary documents as counsel for the parties deem necessary or appropriate to consummate the transactions contemplated hereunder and hereby.

          (d) The Seller shall have furnished to the Purchaser a representation in form satisfactory to the Purchaser's counsel that the Seller is acquiring the shares of the Purchaser for its own account for investment and not with a view for the sale or distribution thereof, that it understands the nature and effect of such representations, and that it will not sell or transfer any of the shares so acquired by it unless
(i) a registration statement under the Securities Act of 1933 shall be in effect with respect thereto, or (ii) it shall have received written notice from the Securities and Exchange Commission that such sale or transfer may be made without registration under said Act, or (iii) it has obtained and delivered to Purchaser a legal opinion from counsel satisfactory to Purchaser, that registration under such Act is not required.

     6.   CONDITIONS TO SELLER'S OBLIGATIONS.  The obligations of Seller
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are subject to the fulfillment by Purchaser of each of the following conditions:

          (a) There shall be furnished to Seller a certificate executed by Purchaser to the effect that the representations and warranties of Purchaser, contained in this Agreement, are true and correct at the date hereof and will be true and correct on and as of the Closing Date.

          (b) Seller shall have received the written opinion, dated the Closing Date, from Rider, Weiner, Frankel & Calhelha, P.C. counsel for Purchaser, to the effect that (i) Purchaser has been duly incorporated and is existing as a corporation in good standing under the laws of the State of Delaware; (ii) Purchaser is in good standing and legally authorized to carry on its business under the laws of the State of New York, and (iii) this Agreement, and any and all other documents and instruments executed and delivered in connection therewith, have been duly executed and delivered by Purchaser and is a legal and binding obligation of Purchaser, enforceable in accordance with their terms.

          (c)    There shall be executed and delivered the following:

          (i)    Employment Agreement;

          (ii)   Lease Agreement;

          (iii)  Option Agreement

          (iv) Promissory Notes dated the Closing Date hereof, made by Purchaser in favor of Michael, in the principal amount of $75,000; in favor of Connie in the principal amount of $37,500 and in favor of Michael D. Beck as custodian of Amanda in the principal amount of $37,500 (collectively, the "Note"), substantially in the forms of Exhibit "D" annexed hereto and made a part hereof; and

          (v) Such other ancillary documents as counsel to the parties may deem reasonably necessary or desirable to consummate the transactions contemplated hereunder and hereby.

          (d) The Purchaser shall have furnished to the Seller a representation in form satisfactory to the Seller's counsel that the Purchaser is acquiring the Shares for its own account for investment and not with a view for the sale or distribution thereof, that it understands the nature and effect of such representations, and that it will not sell or transfer any of the shares so acquired by it unless (i) a registration statement under the Securities Act of 1933 shall be in effect with respect thereto, or (ii) it shall have received written notice from the Securities and Exchange Commission that such sale or transfer may be made without registration under said Act, or (iii) it has received an opinion from Christy & Viener, special securities counsel for Seller, or other counsel satisfactory to the Seller, that registration under such Act is not required.

     7.   PAYMENT OF PURCHASE PRICE.
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     Subject to the conditions, representations and warranties hereof, at the closing, Purchaser shall deliver to Seller:

          (a) good funds, by checks of Purchaser in the aggregate amount of One Hundred Thirty-Thousand and 00/100 ($130,000.00) Dollars;

          (b)  the Note;

          (c) One Hundred Fifty Thousand shares of common stock of Purchaser.

     8.   INDEMNIFICATION.
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          (a) Seller agrees to and shall indemnify Purchaser, its successors and assigns, against any and all damages resulting from any breach of any representation, warranty or agreement, set forth in this Agreement, or the untruth or inaccuracy thereof, including, but not limited to all statements or figures contained in any of the Schedules or Exhibits to this Agreement. Seller further agrees to and shall indemnify Purchaser against any and all debts, liabilities, or claims of any nature, absolute or contingent, together with all expenses and legal fees resulting from any such breach, untruth or inaccuracy, or which may be incurred to compromise, or defend such liabilities, or claims of any nature, absolute or contingent, including, but not limited to, any and all liabilities for federal income or excise taxes, or state or municipal taxes of any nature. Notwithstanding the above, Seller acknowledges that there is reported as due and owing certain income taxes, interest, penalties and other surcharges (collectively, "Taxes") for the period ending 6/30/83 and that it shall pay all such Taxes from the proceeds of Closing and shall provide to Purchaser evidence of same, or evidence reasonably acceptable to Purchaser from the appropriate taxing authorities that no Taxes are in fact due. The Taxes shall be paid and evidence of payment delivered, or such evidence as to the fact that no taxes are due shall be delivered to Purchaser within one year of Closing, or Purchaser shall be entitled to determine the amount of Taxes due with such taxing authorities and deduct same from the payments due on the Note and remit same to the appropriate taxing authorities.

          (b) Purchaser agrees to and shall indemnify Seller, its successors and assigns, against any and all damages resulting from any breach of any representation, warranty or agreement, set forth in this Agreement, or the untruth or inaccuracy thereof, including, but not limited to all statements or figures contained in any of the Schedules or Exhibits to this Agreement. Purchaser further agrees to and shall indemnify Seller against any and all debts, liabilities, or claims of any nature, absolute or contingent, together with all expenses and legal fees resulting from any such breach, untruth or inaccuracy, or which may be incurred to compromise, or defend such liabilities, or claims of any nature, absolute or contingent, including, but not limited to, any and all liabilities for federal income or excise taxes, or state or municipal taxes of any nature.

          (c) The indemnity of (a) and (b) above shall survive the closing but shall be limited to liabilities of which the indemnifying party shall receive notice in writing from the other within three (3) years from the date hereof. The party claiming indemnification shall notify the indemnitor of any such breach or claim with reasonable promptness and the indemnitor or its legal representatives shall have, at its election, the right to compromise or defend any such matter through counsel of its own choosing, at the expense of such indemnitor. Such notice and opportunity to compromise or defend, if applicable, shall be a condition precedent to any liability of any party under this indemnity. In the event that a party undertakes to compromise or defend any such liability, it shall notify the other in writing promptly of its intention to do so and each agrees to cooperate with the other and its counsel in the compromising of or the defending against any such liabilities.

          (d) Nothwithstanding Paragraph 8(c), if Michael repurchases the Shares of the Corporation from Purchaser pursuant to the rights granted herein and in the Employment Agreement, Purchaser shall indemnify Seller, its successors and assigns, against any and all debts, liabilities, claims or damages, (including any tax liabilities) arising or resulting from any acts of Purchaser during the term of its ownership of the Shares of the Corporation, including, but not limited to reasonable attorneys fees.

     9.   REPURCHASE OPTION AND RIGHTS.
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          (a) Seller and Purchaser desire to provide a mechanism pursuant to which Seller shall have a right to reaquire the Shares on certain terms and conditions. The repurchase rights ("Repurchase Option") shall be dependent upon the termination provisions set forth in the Employment Agreement in Paragraphs 7 and 8 thereof and the capitalized terms used herein shall have the meaning ascribed thereto in the Employment Agreement. The Repurchase Option shall be exercisable for a period of six (6) years from the date of this Agreement, although Michael may not exercise such option before the expiration of the third anniversary of this Agreement unless he is terminated by the Corporation either for Cause or Disability or he leaves for Good Reason. In these such instances, Michael may repurchase the Shares prior to the expiration of the third anniversary of this Agreement.

          (b)  The repurchase price shall be as follows:

          (i) If the Employment Agreement is terminated for Cause, Disability, Good Reason, at any time, or Voluntary Termination after the third anniversary of the date of this Agreement, Michael may repurchase the Shares for the market value of the Corporation as at the date of his termination. Market value shall be calculated to be an amount equal to the annual gross sales of the Corporation for the twelve months prior to the date of Michael's termination, less the aggregate debt (including all principal, interest and late charges, if any) of the Note at the date of termination, which aggregate debt shall be offset against the repurchase price.

          (ii) If the Employment Agreement is terminated for Death or if Voluntary Termination occurs on or before the third anniversary of the Employment Agreement, no Repurchase Option shall be available to Michael.

          (iii) If the Employment Agreement terminates pursuant to Paragraph 1 thereof prior to the expiration of the sixth anniversary of said Employment Agreement, Michael may repurchase the Shares for the price of $400,000 less one sixth, or pro rata portion thereof calculated monthly, of such $400,000 amount for each year, or part thereof, of the six year option period. For example, if terminated pursuant to Paragraph 1 of the Employment Agreement at the end of the fourth year after the "Effective Date" (as defined in the Employment Agreement), repurchase price shall be: $400,000 less [(4/6 x $400,000 = $266,666.67)] =
$133,333.33.

          (c) Michael shall exercise his Repurchase Option by giving notice to Purchaser within thirty (30) days of the date of termination of employment and setting forth therein the date of closing of the repurchase which shall be a date not later than one hundred and twenty
(120) days thereafter. At the closing, Michael shall deliver the purchase price to Purchaser in certified funds and Purchaser shall deliver a stock certificate for the Corporation, duly executed representing 100% of the issued and outstanding capital stock of the Corporation at such time. The parties agree to execute and deliver all such other documents as may be reasonably required to effectuate the stock repurchase.

     10.  FINDER'S FEES.  Seller and Purchaser represent that to the
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best of their knowledge there is no obligation to pay any commission, finder's fee, or similar charge in connection with the transactions provided for in this Agreement. Each of Seller and Purchaser will indemnify and hold each other harmless from and against any loss, liability, and damage, including expenses, arising our of any claim for such commission, fee or charge, so far as any claim for such commission, fee, or charge, so far as any thereof arises by reason of services alleged to have been rendered to, or at the instance of, such party.

     11.  CLOSING.  The Closing Date shall be effective as of January 2,
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1997, and the Closing shall take place at the offices of Purchaser's counsel at 10:00 a.m. on such date, unless otherwise agreed to in writing by Purchaser and Seller. The closing shall be conditioned upon the following:

          (a) The Corporation shall not have, since the date of this Agreement or as otherwise permitted hereunder (i) issued or sold any shares, bonds, or other corporate securities, or given options or rights to purchase or otherwise acquire such shares, bonds, notes, or corporate securities; (ii) incurred any obligation or liability, absolute or contingent, except current liabilities and obligations incurred in the ordinary course of business, except that certain loan to the Corporation with respect to the pension contribution to be discharged at Closing;
(ii) discharged or paid any obligation or liability, absolute or contingent, other than current liabilities and obligations incurred in the ordinary course of business; (iv) made any payment or distribution to its Shareholders or purchased or redeemed any of its shares; (v) mortgaged pledged, created a security interest in, or subjected to lien or other encumbrances any of its assets, tangible or intangible, except in the ordinary course of business; (vi) sold or transferred any of its tangible assets, or canceled any debts or claims, except in each case in the ordinary course of business, (vii) sold, assigned, or transferred any intangible assets, or (viii) entered into any transaction other than in the ordinary course of business.

          (b) The representations and warranties of the respective parties, and the contents of the Schedules annexed hereto and made a part hereof and any certificate furnished in their behalf pursuant hereto, shall be true and correct.

     12.  EXPENSES.  Each party hereto will pay the expenses incurred by
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him or it under or in connection with this Agreement, including counsel fees and expenses of his or its representatives, whether or not the transactions contemplated by this Agreement are consummated.

     13.  SURVIVAL OF REPRESENTATIONS.  The representations, warranties,
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and agreements of Seller and Purchaser contained in this Agreement shall not be discharged or dissolved upon, but shall survive, the closing, and shall be unaffected by any investigation made by any party at any time.

     14.  NOTICES.  All notices given under any of the provisions of
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this Agreement shall be deemed to have been duly given if mailed by certified mail, return receipt requested, as follows:

     To Seller:               Mr. Michael D. Beck
                              35 Guion Street
                              Pleasantville, NY  10570
                              Fax:  (914) 769-4809

          with a copy to      Cowan, Liebowitz & Latman, P.C.
                              1133 Avenue of the Americas
                              New York, NY  10036-6799
                              Att:  Robert Halper, Esq.
                              Fax:  (212) 790-9300

     To Purchaser:            Touchstone Applied Science Associates, Inc.
                              Fields Lane
                              Brewster, NY  10509
                              Att:  Mr. Andrew Simon, President
                              Fax:  (914) 277-3548

          with a copy to      Rider, Weiner, Frankel & Calhelha, P.C.
                              655 Little Britain Road
                              Newburgh, NY  12550
                              Att:  David L. Rider, Esq.
                              Fax: (914) 562-9126

or at such other address as each of the foregoing may designate in writing by certified mail, return receipt requested, to each of the others, and shall be deemed to have been duly given three (3) business days after deposit into the United States mails if mailed by certified mail, return receipt requested, properly addressed with postage affixed or if sent by facsimile transmission when sent with evidence of transmission.

     15.  AMENDMENT.  Neither this Agreement nor any term or provision
          ---------
hereof may be changed, waived, discharged, or terminated orally, or in any manner other than by an instrument in writing signed by the party against which the enforcement of the change, waiver discharge or termination is sought.

     16.  BINDING EFFECT.  This Agreement shall be binding upon and
          --------------
inure to the benefit of the respective parties, and their successors and assigns, heirs and personal representatives, except as otherwise expressly provided herein.

     17.  COUNTERPARTS.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original.

     18.  GOVERNING LAW.  This Agreement shall be construed and enforced
          -------------
in accordance with the laws of the State of New York, applicable to agreements made and to be performed wholly within the State of New York. Any legal or equitable action or proceeding with respect to this Agreement brought by Seller may be brought only in a Federal or State court of competent jurisdiction located in the County of Westchester, State of New York.

     19.  CONSENT TO JURISDICTION.  The parties irrevocably accept the
          -----------------------
jurisdiction of the Federal or New York State courts of competent jurisdiction located in the County Westchester and any related appellate court, irrevocably agrees to be bound by any judgment rendered thereby in connection with this commitment, and irrevocably waives any objection it or he may now or hereafter have as to the venue of any such action or proceeding brought in such a court or that such a court is an inconvenient forum. Each party irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, such service to become effective three (3) business days after mailing. Nothing herein shall affect any party's right to serve process in any other manner prescribed by law or the right to bring legal or equitable actions or proceedings in other competent jurisdictions.

     20.  BINDING EFFECT; NO ASSIGNMENT.  This Agreement shall be
          -----------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party shall have the right to assign its rights or delegate its obligations hereunder without the prior written consent of the other. Any purported assignment or delegation without such consent shall be void.

     21.  CAPTION.  Captions set forth herein are for convenience and
          -------
reference only and are not intended to modify, limit, describe or affect in any way the content, scope or intent of this Agreement.

     22.  FURTHER ASSURANCES.  The parties agree to do any act or
          ------------------
execute and deliver any additional documents reasonably required to fully effect the purposes of this
Agreement and the other documents and instruments executed and delivered in connection therewith.

     23.  SEVERABILITY.  Any provision of this Agreement that is
          ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                    BECK EVALUATION & TESTING ASSOCIATES, INC.


                    By:       /s/  MICHAEL D. BECK
                       ---------------------------------------------
                         Name:     Michael D. Beck
                         Title:    President


                           /s/  MICHAEL D. BECK
                    ------------------------------------------------
                    Michael D. Beck


                           /s/  CONNIE K. BECK
                    ------------------------------------------------
                    Connie K. Beck


                           /s/  MICHAEL D. BECK, as guardian
                    ------------------------------------------------
                    Michael D. Beck, as Guardian for Amanda P. Beck

                    TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.



                    By:      /s/  ANDREW L. SIMON
                       ---------------------------------------------
                         Name:     Andrew L. Simon
                         Title:    President

                              SCHEDULE "1"

                           MATERIAL CONTRACTS



     BETA with The Institute for Academic Excellence
     Incorporated (IAE) in connection with the Barracuda
     Reading Test, dated as of October 1, 1995

     BETA with Rhode Island, billable through Harcourt, dated as of December 1, 1996

     BETA with Harcourt Brace & Company of Orlando, Florida, dated as of August 7, 1995

     BETA with Harcourt Brace & Company of Virginia, dated as of July 8, 1996

     BETA with Board of Education of the City of New York, dated as of November 13, 1996

     BETA with Pitney Bowes

     Defined Benefit Plan known as "Beck Evaluation & Testing Associates, Inc. Employee Pension Plan"

     Medical Care Reimbursement Plan adopted as of January 1, 1985

                              SCHEDULE "2"

                  REAL PROPERTY AND LEASEHOLD INTERESTS


     Oral Lease for the office space located at 35 Guion Street, Pleasantville, New York at the rental rate of $500 per month, including all utilities and services.

                              SCHEDULE "3"

                       LITIGATION AND OTHER CLAIMS




                               None

                              SCHEDULE "4"

                               INSURANCE


     1. Liability and Property Damage Rider to Homeowner's Policy of Michael and Connie Beck on the property at 35 Guion Street, Pleasantville, New York.

     2.   Disability Income insurance policy on Michael Beck.

                              SCHEDULE "5"

                    PATENTS, TRADEMARKS & COPYRIGHTS




                                 None

                              SCHEDULE "6"

                           ATTORNEY'S IN FACT


     1. A Power of Attorney had been granted to John D. Miller and Samuel Winikor of Improved Funding Techniques Inc. with respect to representation of the Corporation before the Internal Revenue Service and/or Pension Benefit Guaranty Corporation and termination of the Corporation's Pension Plan, which power shall be revoked upon receipt of the IRS Determination Letter and approval of termination of the Pension Plan.

                              SCHEDULE "7"

                  FURNITURE, FIXTURES AND EQUIPMENT



          TT Systems 3-line Telephones

          GE Answering Machine

          ATT Typewriter

          Canon PC770 copier

          Brother 900 fax

          PC Brand 386 computer, with dot matrix printer

          Misc. file cabinets, bookshelves, and office furniture

                              EXHIBIT "A"


                          EMPLOYMENT AGREEMENT


     AGREEMENT dated as of the 2nd day of January, 1997 by and between TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation with its principal place of business at Field Lane, Brewster, New York
("TASA") and MICHAEL D. BECK, an individual residing at 35 Guion Street, Pleasantville, New York 10570 ("Executive").


                          W I T N E S S E T H:
                          - - - - - - - - - -

     WHEREAS, the Corporation recognizes that the current business environment makes it difficult to attract and retain highly qualified key employees unless a certain degree of security can be offered to such individuals against organizational and personnel changes which frequently follow Changes of Control (as defined below) of a corporation; and

     WHEREAS, even rumors of acquisitions or mergers may cause key employees to consider major career changes in an effort to assure financial security for themselves and their families; and

     WHEREAS, the Corporation desires to assure fair treatment of its key employees in the event of a Change of Control and to allow them to make critical career decisions without undue time pressure and financial uncertainty, thereby increasing their willingness to remain with the Corporation notwithstanding the outcome of a possible Change of Control transaction; and

     WHEREAS, the Corporation recognizes that its key employees will be involved in evaluating or negotiating any offers, proposals or other transaction which could result in Changes of Control of the Corporation and believes that it is in the best interest of the Corporation and its stockholders for such key employees to be in a position, free from personal financial and employment considerations, to be able to assess objectively and pursue aggressively the interests of the Corporation's stockholders in making these valuations and carrying on such negotiations; and

     WHEREAS, The Board of Directors (the "Board") of the Corporation believes it is essential to provide Executive with compensation arrangements upon a Change of Control which provide Executive with individual financial security and which are competitive with those of other corporations, and in order to accomplish these objectives, the Board has caused the Corporation to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth herein, the parties hereto, intending to be legally bound, agree as follows:

     1.   Employment and Term.  Subject to the terms and conditions of
          -------------------
this Agreement, the Corporation agrees to employ Executive, and Executive hereby accepts employment by the Corporation, for a term beginning as of the date hereof (the "Effective Date") and ending on the third anniversary of the Effective Date; provided, however, that commencing on
                                   -----------------
the date one year after the Effective Date, and on each annual anniversary of such date (such date and each annual anniversary thereof is hereinafter referred to as the "Renewal Date"), the term of this Agreement shall be automatically extended so as to terminate three years from such Renewal Date, unless at least 60 days prior to the Renewal Date the Corporation shall give written notice that the term of the Agreement shall not be so extended; and provided, further, that after a Change of
                              -----------------
Control of the Corporation during the term of this Agreement, this Agreement shall remain in effect for the period commencing on the date of Change of Control and ending on the later of (x) the third anniversary of such date and (y) the date all of the obligations of the parties hereunder are satisfied (the "Employment Term"). Anything to the contrary in this Agreement notwithstanding, if Executive's employment with the Corporation is terminated prior to the date on which a Change of Control occurs, and it is reasonably demonstrated that such termination (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, then for all purposes of this Agreement, such termination shall be deemed to have occurred on the date of Change of Control.

     2.   Certain Definitions.
          -------------------

          (a) A reference herein to a section of the Internal Revenue Code of 1986, as amended (the "Code") or a subdivision thereof shall be construed to incorporate reference to any section or subdivision of the Code enacted as a successor thereto, any applicable proposed, temporary or final regulations promulgated pursuant to such sections and any applicable interpretation thereof by the Internal Revenue Service.

          (b) A reference herein to a section of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any rule or regulation promulgated thereunder shall be construed to incorporate reference to any section of the Exchange Act or any rule or regulation enacted or promulgated as a successor thereto.

          (c) "Subsidiary(ies)" means a company 50% or more of the voting securities of which are owned by the corporation.

          (d) "Executive Benefit Plan" means any written plan providing benefits for employees of the Corporation or any Subsidiary.

     3.   Change of Control.  For the purposes of this Agreement, a
          -----------------
"Change of Control" shall be deemed to have occurred upon the happening of any of the following:

          (a) The acquisition (other than from the Corporation) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (excluding, for this purpose, the Corporation or its Subsidiaries, or any Executive Benefit Plan which acquires beneficial ownership of voting securities of the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of the Corporation's common stock or the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally in the election of directors.

          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person who first becomes a director subsequent to the date hereof whose recommendation, election or nomination for election by the Corporation's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation as described in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board;
or

          (c) Approval by the stockholders of the Corporation of a reorganization, share exchange, merger or consolidation with respect to which, in any such case, the persons who were the stockholders of the Corporation immediately prior to such reorganization, share exchange, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company; or

          (d) Liquidation or dissolution of the Corporation or a sale of all or substantially all of the assets of the Corporation.

     4.   Duties.  During the Employment Term, Executive shall serve the
          ------
Corporation in a dual capacity, as its Vice President, or in such other capacity or capacities as may be determined by the Board (provided that his authority, duties and responsibilities shall be at least commensurate in all material respects with his office, status and titles at the time of such change); and as the President and Chief Executive Officer of its wholly-owned subsidiary, Beck Evaluation & Testing Associates, Inc. ("BETA"). Executive shall perform such executive, administrative, development, production, marketing and other services and duties for the Corporation, or any Subsidiary, at the present location of the Corporation or any office or location less than 25 miles from such location, but in no event more than 40 miles from the principal office of BETA in Pleasantville, New York. During the Employment Term, and excluding any periods of vacation and sick leave, Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Corporation and, to the extent necessary, to discharge the responsibilities assigned to Executive hereunder, to use Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. It is anticipated that during the initial year of this Agreement, Executive shall devote eighty (80%) percent of his time to his responsibilities relating to BETA and twenty (20%) percent of his time to his responsibilities to the Corporation. Thereafter, Executive shall devote such time to the business of each of the Corporation and BETA as shall be agreed by Executive and the Chief Executive Officer of the Corporation it being understood that such time shall continue to be devoted to BETA as shall be required to maintain BETA's viability and effectively operate and manage its affairs. During the Employment Term it shall not be a violation of this Agreement for Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions, and (C) manage personal investments, so long as Executive's duties in connection therewith do not unreasonably interfere with Executive's duties under this Agreement. Activities of Executive consistent with this Section 4 shall not permit the Corporation to terminate Executive's employment for "Cause", as defined below.

     5.   Compensation.
          ------------

          (a) BASE SALARY. During the Employment Term, the Corporation shall pay to Executive, in equal installments no less frequently than twice per month (or at such other intervals as are in effect from time to time for other executive officers of the Corporation), an annual base salary (the "Base Salary") of not less than: (i) $100,000.00 during the first and second years of this Agreement, (ii) $106,000 during the third year of this Agreement and (iii) $110,000 each year of this Agreement thereafter. Base Salary to be paid by the Corporation to Executive shall be reviewed by the Board of Directors at least once annually prior to each anniversary of the Effective Date for the purposes of determining whether any increases to such salary would be appropriate. Any increase in Base Salary shall not serve to limit or reduce any other obligation to Executive under this Agreement. Base Salary shall not be reduced after any such increase.

          (b) BONUS. In addition to Base Salary, Executive shall be entitled to a bonus (the "BETA Bonus") on an annual basis equal to six (6%) percent of the annual gross revenues of BETA in excess of Four Hundred Thousand Dollars ($400,000.00). In the event of a Change of Control, in addition to the BETA Bonus and Base Salary, Executive shall be awarded, for each fiscal year ending during the Employment Term, an annual bonus ("Annual Bonus") in cash at least equal to the average annual bonus payable to Executive from the Corporation and its Subsidiaries in respect of two of the last three fiscal years immediately preceding the date of any Change of Control in which the bonuses paid were higher.

          (c) INCENTIVE, SAVINGS, WELFARE BENEFIT PLANS AND RETIREMENT PLANS. In addition to Base Salary, BETA Bonus and Annual Bonus, Executive and/or Executive's family, as the case may be, shall be eligible to participate in or benefit from, such medical insurance, life insurance, disability insurance, pension, bonus, profit-sharing, stock option, stock purchase and any other fringe benefit plans, practices, programs or policies provided by the Corporation and its Subsidiaries to executive employees in accordance with the terms of such plans, practices, programs and policies, in each case providing benefits which are the economic equivalent to those in effect with respect to other key employees of the Corporation and its Subsidiaries, including the period subsequent to a Change of Control. The Corporation specifically agrees that it, or BETA, in the Corporation's discretion, shall pay the annual premium of approximately $10,000 for each of years 1997 and 1998 and $4,000 for year 1999 for the life insurance policy currently owned by Executive and for which BETA has paid the premium in 1996.

          (d) KEY MAN INSURANCE. Executive agrees that the Corporation may obtain key man life insurance with respect to Executive, and in connection therewith, agrees to submit to all reasonable and customary examinations by the provider of such life insurance.

          (e) EXPENSES. Executive shall be entitled to reimbursement for all normal and reasonable travel, entertainment and other expenses necessarily incurred by him in the performance of his duties hereunder in accordance with the most favorable policies, practices and procedures of the Corporation and its Subsidiaries in effect with respect to other key employees of the Corporation and its Subsidiaries, including the period subsequent to a Change of Control.

          (f) FRINGE BENEFITS. During the Employment Term, Executive shall be entitled to fringe benefits, including but not limited to the use of an automobile and payment of related expenses, in accordance with the most favorable plans, practices, policies and programs of the Corporation and its Subsidiaries in effect with respect to other key employees of the Corporation and its Subsidiaries, including the period subsequent to a Change of Control.

          (g) DISABILITY. Except as hereinafter provided, the Corporation shall pay Executive for any period, up to a maximum of six months, during the Employment Term in which he is unable fully to perform his duties because of physical or mental disability or incapacity, an amount equal to the Base Salary due him for such period pursuant to
Section 5(a), less the aggregate amount of all income disability benefits which for such period he may receive by reason of (i) any group health insurance plan, or disability insurance plan paid for by the Corporation, in each case which is intended to function as a salary replacement plan,
(ii) any applicable compulsory state disability law, (iii) the Federal Social Security Act, (iv) any applicable workmen's compensation law or similar law and (v) any plan towards which the Corporation or any subsidiary or affiliate of the Corporation (including any predecessor of any thereof) has contributed or for which it has made payroll deductions, such as group accident or health policies, other than those which reimburse for actual medical expenses.

          (h) VACATION. During the Employment Term, Executive shall be entitled to paid vacation in accordance with the most favorable plans, practices, policies and programs of the Corporation and its Subsidiaries as in effect with respect to other key employees of the Corporation and its Subsidiaries, including any period after a Change of Control.

     6.   Stock Options.
          -------------

          (a) As part of the consideration to be paid to Executive for his services hereunder, Executive shall be eligible to participate in any stock incentive plan adopted by the Corporation (the "Plan") for which an executive level employee may participate.

          (b) The Corporation hereby agrees that it shall cause to be filed with the Securities and Exchange Commission a registration statement on Form S-8 (or equivalent form as may be in effect at such time) with respect to all options theretofore granted to Executive under the Plan. The Corporation covenants that it will keep such registration statement current until Executive is no longer employed by the Corporation; provided, however, that if Executive's employment is
             --------  -------
terminated hereunder other than pursuant to Sections 7(a), 7(b) or 7(d), then Executive shall have until 90 days following the termination of his employment to exercise any such vested options which he owned at the time of such termination, and the Corporation shall maintain the effectiveness of such registration statement for such period. The Corporation also hereby agrees that, for so long as either the Corporation does not have an effective registration statement on Form S-8 or the Corporation has an effective registration statement on Form S-8 but Executive is restricted in his ability to resell shares acquired pursuant to the exercise of options because of the provisions of General Instruction C.2(b) to Form S-8, Executive shall have "piggyback" registration rights with respect to the options granted to Executive under the Plan and the shares underlying such options.

          (c) As an incentive to enter into this Agreement and pursuant to the terms of the Stock Purchase Agreement dated as of January 2, 1997 (the "Stock Purchase Agreement") pursuant to which the Corporation acquired the capital stock of BETA, the Corporation, immediately upon the execution and delivery of this Agreement, shall deliver to Executive a Stock Option Agreement pursuant to its Amended and Restated 1991 Stock Option Incentive Plan, granting to Executive options for 125,000 shares of the common stock of the Corporation at fair market value as of the date hereof, exercisable over a five year period.

     7.   Rights of Termination.
          ---------------------

          (a) CAUSE. During the Employment Term, the Corporation shall have the right, at any time effective upon notice to Executive, to terminate Executive's employment for "Cause" (as hereinafter defined). For purposes of this Agreement, "Cause" shall mean (i) an act or acts of personal dishonesty engaged in by Executive and intended to result in substantial personal enrichment of Executive at the expense of the Corporation, and (ii) repeated violations by Executive of Executive's obligations under Section 4 of this Agreement which are demonstrably willful and deliberate on Executive's part and which are not remedied in a reasonable period of time after receipt of written notice from the Corporation.

          (b) DISABILITY; DEATH. In the event that Executive, due to physical or mental disability or incapacity, is unable to substantially perform his duties hereunder for a period of six or more successive months, the Corporation or Executive shall have the right to terminate this Agreement and Executive's employment hereunder upon 30 days' prior written notice and termination shall be effective on the 30th day after receipt of such notice by the Executive (the "Disability effective date"). In the event that Executive is able to and recommences rendering services and performing his duties hereunder within such 30-day notice period, Executive shall be reinstated and such notice shall be without further force or effect. If Executive dies during the Term, this Agreement shall terminate immediately upon his death.

          (c) GOOD REASON. Notwithstanding anything to the contrary contained herein, after a Change of Control and continuing during the Employment Term, Executive's employment may be terminated by Executive for Good Reason and such termination shall be deemed a constructive discharge of Executive by the Corporation. For purposes of this Agreement, "Good Reason" shall mean:

               (i) the assignment to Executive of any duties inconsistent in any respect with Executive's position (including status, offices, titles and reporting requirements, authority duties or responsibilities as contemplated by Section 4 of this Agreement, or any other action by the Corporation which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Corporation promptly after receipt of notice thereof given by Executive;

               (ii) any failure by the Corporation to comply with any of the provisions of Sections 5 and 6 of this Agreement, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Corporation promptly after receipt of notice thereof given by Executive;

               (iii) the Corporation's requiring Executive to be based at any office or location other than that described in Section 4 hereof, except for travel reasonably required in the performance of Executive's responsibilities;

               (iv) any purported termination by the Corporation of Executive's employment otherwise than as expressly permitted by this Agreement; or

               (v) any failure by the company to comply with and satisfy Section 13 of this Agreement.

For purposes of this Section 7(c), any good faith determination of "Good Reason" made by Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by Executive for any reason during the 30-day period immediately following the first anniversary of a Change in Control shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

          (d)  VOLUNTARY TERMINATION.   Executive may terminate this
Agreement on six months written notice to the Corporation at any time.

          (e) NOTICE OF TERMINATION. Any termination of Executive's employment by the Corporation for Cause, or by Executive for Good Reason or by Executive for Voluntary Termination, shall be communicated by Notice of Termination to the other party hereto given in accordance with
Section 18 of this Agreement. Such Notice of Termination shall mean a written notice which (i) indicates the specific termination provision in this Agreement relied on, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination, and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date, except for Voluntary Termination, shall not be more than 15 days after the giving of such notice). The failure by Executive to set forth in the Notice of Termination any fact or circumstances which contributes to a showing of Good Reason shall not waive any right of Executive hereunder or preclude Executive from asserting such fact or circumstance in enforcing his rights hereunder.

          (f) DATE OF TERMINATION. "Date of Termination" means the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; provided, however, that (i) if the Executive's employment is terminated by the Corporation other than for Cause or Disability or by reason of death, the Date of Termination shall be the date on which the Corporation notifies Executive of such termination and (ii) if Executive's employment is terminated by reason of death or Disability, or voluntary withdrawal, the Date of Termination shall be the date of death or Executive or the Disability effective date, or the last date of employment, as the case may be.

     8.   Effects of Termination.
          ----------------------

          (a) CAUSE OR VOLUNTARY TERMINATION. In the event that Executive's employment is terminated pursuant to Section 7(a) hereof for Cause or 7(d) for Voluntary Termination, Executive's employment hereunder shall terminate without further obligations to Executive, other than those obligations accrued or earned and vested (if applicable) by Executive through the Date of Termination, including for this purpose all "Accrued Obligations", defined as those obligations accrued or earned and vested (if applicable) by Executive as of the Date of Termination, including, for this purpose (i) Executive's full Base Salary accrued but unpaid as of the Date of Termination (ii) the product of the Annual Bonus paid to Executive for the last full fiscal year and a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365,
(iii) the product of the BETA Bonus paid to Executive for the last full fiscal year and a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, (iv) any compensation previously deferred by Executive (together with any accrued earning thereon) and not yet paid by the Corporation and any accrued vacation pay not yet paid by the Company and (v) all amounts payable to the estate or designated beneficiaries of Executive under any pension, savings, life insurance or other plans, practices, policies and programs of the Corporation, and/or all other amounts payable pursuant to Sections 5(c), (e), (f), (g) and
(h) hereof.  In addition:

               (i) the Corporation shall pay to Executive all Accrued Obligations such that the Accrued Obligations specified in clauses (i),
(ii), (iii) and (iv) of Section 8(a) hereof, shall be paid to Executive in a lump sum in cash within 30 days of the Date of Termination, and the other Accrued Obligations shall be paid in accordance with Executive's specific elections pursuant to, and otherwise in accordance with the terms of, any plan, practice, policy or program providing benefits forming a part of the Accrued Obligations;

               (ii) all then non-exercisable options shall immediately and automatically terminate, and

               (iii) any registration rights theretofore granted (other than the obligation of the Corporation to register the shares delivered to Executive and Connie Beck and Michael D. Beck as Custodian for Amanda Beck pursuant to the Stock Purchase Agreement dated as of January 2, 1997) which have not been invoked with respect to shares of Common Stock of the Corporation either acquired by Executive pursuant to the exercise of stock options or underlying vested options shall immediately and automatically terminate.

          (b) DEATH. In the event that Executive's employment is terminated pursuant to Section 7(b) hereof as a result of Death, Executive's employment hereunder shall cease in accordance with Section 7(b) without further obligations under this Agreement to Executive's representatives, other than those obligations accrued or earned and vested (if applicable) by Executive as of the Date of Termination, including, for this purpose all Accrued Obligations. The Corporation shall pay to Executive or his legal representatives, as the case may be, all Accrued Obligations specified in clauses (a) (i), (ii), (iii) and
(iv) in a lump sum within 30 days of the Date of Termination, and the other Accrued Obligations shall be paid in accordance with the Executive's or Executive's legal representative's specific elections pursuant to, and otherwise in accordance with the terms of, any such plan, practice, policy or program. Anything in this Agreement to the contrary notwithstanding, Executive's family shall be entitled to receive benefits at least equal to the most favorable plans, practices, policies and programs of the Corporation and its Subsidiaries in effect with respect to other key employees of the Corporation and its Subsidiaries, including any period after a Change of Control.

          (c) DISABILITY. In the event that Executive's employment is terminated pursuant to Section 7(b) hereof as a result of Disability, Executive's employment hereunder shall cease without further obligations under this Agreement to Executive, other than those obligations accrued or earned and vested (if applicable) by Executive as of the Date of Termination, including, for this purpose all Accrued Obligations. Accrued Obligations specified in clauses (a) (i), (ii), (iii) and (iv) of Section 8(a) shall be paid to Executive in a lump sum within 30 days of the Date of Termination, and the other Accrued Obligations shall be paid in accordance with the Executive's specific elections pursuant to, and otherwise in accordance with the terms of, any such plan, practice, policy or program. Anything in this Agreement to the contrary notwithstanding, Executive shall be entitled after the Disability effective date to receive benefits at least equal to the most favorable plans, practices, policies and programs of the Corporation and its Subsidiaries in effect with respect to other key employees of the Corporation and its Subsidiaries, including any period after a Change of Control.

          (d) GOOD REASON OR OTHER THAN CAUSE OR OTHER THAN DISABILITY BY THE CORPORATION OR OTHER THAN DEATH OR OTHER THAN VOLUNTARY TERMINATION. In the event that Executive's employment hereunder during the Term is terminated after a Change of Control (x) for Good Reason by Executive, or (y) for other than Cause or other than Disability by the Corporation or other than Death or other than Voluntary Termination, the Corporation shall pay to Executive in a lump sum in cash within 30 days after the Date of Termination (or in accordance with the Executive's specific elections pursuant to, and otherwise in accordance with the terms of, any such plan, practice, policy or program providing benefits forming a part of the Accrued Obligations specified in clause (iv) of
Section 8(a) hereof), the aggregate of the following amounts and shall provide the following benefits:

               (i) the Accrued Obligations in clauses (i), (ii), (iii) and (iv) of Section 8(a)

               (ii) a lump sum severance payment in an amount equal to 450% of the sum of (x) Executive's Base Salary (on an annualized basis) for the year which includes the Date of Termination and (y) the highest Annual Bonus earned (whether or not deferred) by Executive during the three years immediately preceding the year which includes the date of Termination; and (z) the highest BETA Bonus earned (whether or not deferred) by Executive during the same three year period; and

               (iii)   following Executive's termination or
employment, the Corporation shall continue to cover Executive and his family under, or provide Executive and his family with insurance coverage no less favorable than, the Corporation's life, disability, health, dental or other employee welfare benefit plans or programs (as in effect on the Date of Termination) for a period equal to the lesser of (x) three years following the Date of Termination or (y) until Executive is provided by another employer with benefits substantially comparable to the benefits provided by such plans or programs.

     9.   Repurchase Option.  (a) The Corporation and Executive desire
          -----------------
to provide a mechanism pursuant to which Executive shall have a right to reaquire the capital stock of BETA on certain terms and conditions. The repurchase rights ("Repurchase Option") shall be dependent upon the termination provisions set forth herein. Except as provided herein and in the Stock Purchase Agreement, the Repurchase Option shall be exercisable for a period of six (6) years from the date of this Agreement, although Executive may not exercise such option before expiration of the third anniversary of this Agreement unless he is terminated by the Corporation either for Cause or Disability or he leaves for Good Reason. In these such instances he may repurchase the Shares prior to the expiration of the third anniversary of this Agreement.

          (b)  The repurchase price shall be as follows:

               (i) If terminated for Cause, Disability, or Good Reason, at any time, or Voluntary Termination after the third anniversary of the date of this Agreement, Executive may repurchase the Shares for the market value of the Corporation as at the date of his termination at the formula as set forth in Paragraph 9 (b)(i) of the Stock Purchase Agreement.

               (ii) If terminated for Death or if Voluntary Termination occurs on or before the third anniversary of the Employment Agreement, no Repurchase Option shall be available to Executive.

               (iii) If terminated pursuant to Paragraph 1 hereof prior to the expiration of the sixth anniversary of this Agreement, Executive may repurchase the Shares for the repurchase price as set forth in Paragraph 9 (b)(iii) of the Stock Purchase Agreement.

          (c) Executive shall exercise his Repurchase Option by giving notice pursuant to the terms of Paragraph 9 (c) of the Stock Purchase Agreement.

     10.  Confidentiality.
          ---------------

          (a) Executive understands and acknowledges that as a result of Executive's employment with the Corporation, and involvement with the business of the Corporation, he is or shall necessarily become informed of, and have access to, confidential information of the Corporation including, without limitation, inventions, patents, patent applications, trade secrets, technical information, know-how, plans, specifications, marketing plans and information, pricing information, identity of customers and prospective customers and identity of suppliers, and that such information, even though it may have been or may be developed or otherwise acquired by Executive, is the exclusive property of the Corporation to be held by Executive in trust and solely for the Corporation's benefit. Executive shall not at any time, either during or subsequent to his employment hereunder, reveal, report, publish, transfer or otherwise disclose to any person, corporation or other entity, or use, any of the Corporation's confidential information, without the written consent of the Board, except for use on behalf of the Corporation in connection with the Corporation's business, and except for such information which legally and legitimately is or becomes of general public knowledge from authorized sources other than Executive.

          (b) Upon the termination of his employment with the Corporation for any reason, Executive shall promptly deliver to the Corporation all drawings, manuals, letters, notes, notebooks, reports and copies thereof and all other materials, including, without limitation, those of a secret or confidential nature, relating to the Corporation's business which are in Executive's possession or control. The Corporation shall reimburse Executive for any packing or moving costs reasonably incurred by Executive in connection with the foregoing delivery.

          (c) For purposes of this Section 10 and Section 11, the term "Corporation" includes the Corporation and any other predecessor corporation, and affiliates (including, without limitation, distributors, licensees, franchisees, subsidiaries and joint ventures).

          (d) In the event Executive exercises his Repurchase Option, the Corporation agrees that it and its officers, directors and employees shall not at any time from the date of closing of the repurchase, reveal, report, publish, transfer or otherwise disclose to any person, corporation or other entity, or use, any of BETA's confidential information, without the written consent of BETA, except for such information which legally and legitimately is or becomes of general public knowledge from authorized sources other than the Corporation. The Corporation further agrees that at the closing of the repurchase, it shall promptly deliver to BETA all drawings, manuals, letters, notes, notebooks, reports and copies thereof and all other materials, including, without limitation, those of a secret or confidential nature, relating to BETA's business which are in the Corporation's possession or control. BETA shall reimburse the Corporation for any packing or moving costs reasonably incurred by the Corporation in connection with the foregoing delivery.

     11.  Non-Competition.  (a) Executive agrees that, for a period
          ---------------
commencing on the date hereof and ending two years after the termination of his employment with the Corporation for any reason, he shall not, except as provided in (b) below, anywhere in the United States (or for such lesser area or such lesser period as may be determined by a court of competent jurisdiction to be a reasonable limitation on the competitive activity of Executive) directly or indirectly:

          (i) solicit or attempt to solicit business of any customers of the Corporation or BETA (including prospective customers solicited by the Corporation or BETA during the term of his employment) for products or services the same or similar to those offered, sold, produced or under development by the Corporation or BETA during the term of his employment therewith or dealt in by Executive during his employment with the Corporation;

          (ii) solicit or attempt to solicit for any business endeavor any employee of the Corporation or BETA;

          (iii) interfere with any business relationship between the Corporation or BETA and any other person or entity;

          (v) use the name of the Corporation or BETA or a name similar thereto; or

          (vi) render any services as an officer, director, employee, partner, consultant or otherwise to, or have any interest as a stockholder, partner, lender or otherwise in, any person which is engaged in activities which, if performed by Executive would violate this Section 10;

provided, however, that notwithstanding the foregoing, Executive shall
--------  -------
not have any obligation under this Section 11 (although Executive's obligations under Section 10 shall continue unimpaired) if either (A) Executive's employment hereunder is terminated by the Corporation other than pursuant to Section 7(a), 7(b) or 7(d), or (B) after a Change of Control, (x) the Corporation does not renew Executive's employment upon expiration of the Employment Term other than for reasons specified in
Section 7(a), 7(b) or 7(d), or (y) the Corporation does not offer a renewal of Executive's employment on terms at least as favorable as those prevailing during the last year of the Employment Term. The foregoing shall not prevent Executive from purchasing or owning up to five percent of the voting securities of any corporation, the securities of which are publicly-traded.

          (b) Notwithstanding anything to the contrary contained in this Agreement, in the event that upon termination of employment for any reason, Executive acquires BETA from the Corporation, the provisions of
Section 11 (a) of this Section 11 shall be deemed to be in effect, except that the language shall be deemed modified to delete "BETA" from each and every provision thereof.

          (c) In the event Executive exercises his Repurchase Option, the Corporation agrees that it and its officers, directors and employees shall not at any time from the date of closing of the repurchase, except as provided in (b) below, anywhere in the United States (or for such lesser area or such lesser period as may be determined by a court of competent jurisdiction to be a reasonable limitation on the competitive activity of the Corporation) directly or indirectly:

          (i) solicit or attempt to solicit business of any customers of BETA (including prospective customers solicited by BETA during the term of Executive's employment) for products or services the same or similar to those offered, sold, produced or under development by BETA during the term of Executive's employment with the Corporation or dealt in by BETA during his employment with the Corporation;

          (ii) solicit or attempt to solicit for any business endeavor any employee of BETA;

          (iii) interfere with any business relationship between BETA and any other person or entity;

          (iv)    use the name of BETA or a name similar thereto;

provided, however, that notwithstanding the foregoing, the Corporation
--------  -------
shall not have any obligation under Section 11 (c) (although the Corporation's obligations under Section 10 (d) shall continue unimpaired) if Executive does not exercise his Repurchase Option. The foregoing shall not prevent the Corporation from purchasing or owning up to five percent of the voting securities of any corporation, the securities of which are publicly-traded.

     12.  Remedies and Survival.  Because the Corporation does not have
          ---------------------
an adequate remedy at law to protect its interest in its trade secrets, privileged, proprietary or confidential information and similar commercial assets, or its business from Executive's competition, the Corporation shall be entitled to injunctive relief, in addition to such other remedies and relief that would, in the event of a breach of the provisions of Sections 10 or 11, be available to the Corporation. The provisions of Sections 10 and 11 and this Section 12 shall survive any termination of Executive's employment with the Corporation for any reason whatsoever. In no event shall an asserted violation of the provisions of Sections 10 or 11 of this Agreement constitute a basis for deferring or withholding any amounts otherwise payable to Executive under this Agreement.

     13.  Full Settlement; Legal Expenses.  The Corporation's obligation
          -------------------------------
to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Corporation may have against Executive or others except as set forth in the Stock Purchase Agreement. In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement. The Corporation agrees to pay, upon written demand therefore by Executive, all legal fees and expenses which Executive may reasonably incur as a result of any dispute or contest (regardless of the outcome thereof) by or with the Corporation or others regarding the validity or enforceability of, or liability under, any provision of this Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to Section 14, plus interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code. Executive shall be entitled to seek both legal and equitable relief and remedies, including, without limitation, specific performance of the Corporation's obligations hereunder, in his sole discretion. If the parties hereto so agree in writing, any disputes under this Agreement may be settled by arbitration.

     14.  Certain Additional Payments by the Corporation.
          ----------------------------------------------

          (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution made, or benefit provided, (including, without limitation, the acceleration of any payment, distribution or benefit), by the Corporation to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 14) ("Payment") would be subject to the excise tax imposed by Section 4999 of the Code (or any similar excise tax) or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, hereinafter collectively, the "Excise Tax"), then Executive shall be entitled to receive an additional payment ("Gross-Up Payment') in an amount such that after payment by the employee of all taxes (including any Excise Tax) imposed upon the Gross-Up Payment and any interest or penalties imposed with respect to such taxes, Executive retains from the Gross-Up Payment an amount equal to the Excise Tax imposed upon the Payments.

          (b) Subject to the provisions of Section 14(c), all determinations required to be made under this Section 14, including determination of whether a Gross-Up Payment is required and of the amount of any such Gross-Up Payment, shall be made by the accountants regularly servicing the Corporation at the time of any Change of Control, or if no change of Control has occurred, at the time of the termination of this Agreement (the "Accounting Firm"). Detailed supporting calculations shall be provided by the Accounting Firm both to the Corporation and Executive within 15 business days of the date of termination, if applicable, or such earlier time as is required by the Corporation, provided that any determination that an Excise Tax is payable by Executive shall be made on the basis of substantial authority. The initial Gross-Up Payment if any, as determined pursuant to this Section 14(b), shall be paid to Executive within five business days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excess Tax is payable by Executive, it shall furnish Executive with a written opinion that he has substantial authority not to report any Excise Tax on his Federal income tax return. Any determination by the Accounting Firm meeting the requirements of this
Section 14(b) shall be binding upon the Corporation and Executive; subject only to payments pursuant to the following sentence based on a determination that additional Gross-Up Payments should have been made, consistent with the calculations required to be made hereunder (the amount of such additional payments are referred to herein as the "Gross-Up Underpayment'). In the event that the Corporation exhausts its remedies pursuant to Section 14(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine at the amount of the Gross-Up Underpayment that has occurred and any such Gross-Up Underpayment shall be promptly paid by the Corporation to or for the benefit of Executive. The fees and disbursements of the Accounting Firm shall by paid by the Corporation.

          (c) Executive shall notify the Corporation in writing of any claim by the Internal Revenue Service, that, if successful, would require payment by the Corporation of a Gross-Up Payment. Such notification shall be given a soon as practicable, but not later than ten business days after Executive received written notice of such claim and shall apprise the Corporation of the nature of such claim and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it has given such notice to the Corporation (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Corporation notifies Executive in writing prior to the expiration of such period that it desires to contest such claim and that it will bear the costs and provide the indemnification as required by this sentence, Executive shall:

               (i) give the Corporation any information reasonably requested by Corporation relating to such claim,

               (ii) take such action in connection with contesting such claim as the Corporation shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Corporation,

               (iii) cooperate with the Corporation in good faith in order effectively to contest such claim, and

               (iv) permit the Corporation to participate in any proceedings relating to such claim;

provided, however, that the Corporation shall bear and pay directly all costs and expenses (including additional interest and penalties incurred in connection with such contest and shall indemnify and hold harmless Executive, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 14(c), the Corporation shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Corporation shall determine; provided that if the Corporation directs Executive to pay such claim and sue for a refund, Corporation shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax, or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to the payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Corporation's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          (d) If, after the receipt by Executive of an amount advanced by the Corporation pursuant to Section 14(c), Executive becomes entitled to receive any refund with respect to such claim, Executive shall (subject to the Corporation's complying with the requirements of Section 14(c)) promptly pay to the Corporation the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Corporation pursuant to Section 14(c), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Corporation does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then any obligation of Executive to repay such advance shall be forgiven and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

     15.  Non-exclusivity of Rights.  Nothing in this Agreement shall
          -------------------------
prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other plans, practices, policies or programs provided by the Corporation or any of its Subsidiaries and for which Executive may qualify, nor shall anything herein limit or otherwise affect such rights as Executive may have under any stock option or other agreements with the Corporation or any of its Subsidiaries. Amounts which are vested benefits or which Executive is otherwise entitled to receive at or subsequent to the Date of Termination shall be payable in accordance with the plan, practice, policy or program of the Corporation under which Executive has such entitlement.

     16.  Entire Agreement.  This Agreement sets forth the entire
          ----------------
understanding of the parties hereto with respect to its subject matter, merges and supersedes any prior or contemporaneous agreements or understandings with respect to its subject matter, and shall not be modified or terminated except by another agreement in writing executed by the Corporation and Executive. Failure of a party to enforce one or more of the provisions of this Agreement or to require at any time performance of any of the obligations hereof shall not be construed to be a waiver of such provisions by such party nor to in any way affect the validity of this Agreement or such party's right thereafter to enforce any provision of this Agreement, nor to preclude such party from taking any other action at any time which it would legally be entitled to take.

     17.  Severability.  If any provision of this Agreement is held to
          ------------
be invalid or unenforceable by any court or tribunal of competent jurisdiction, the remainder of this Agreement shall not be affected by such judgement and such provision shall be carried out as nearly as possible according to its original terms and intent to eliminate such invalidity or unenforceability.

     18.  Successors and Assigns.  This Agreement is personal to
          ----------------------
Executive and without the prior written consent of the Corporation shall not be assignable by Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Executive's legal representatives or Successors in Interest. This Agreement shall insure to the benefit of and be binding upon the Corporation and its successors and assigns. The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. As used in the Agreement, "Corporation" shall mean the Corporation as hereinbefore defined and any successor to its business and/or assets as aforesaid with assumes and agrees to perform this Agreement by operation of law or otherwise.

     19.  Communications and Notices.  All notices and other
          --------------------------
communications under this Agreement shall be in writing and shall be deemed to have been duly given three (3) business days after they are mailed in any United States post office enclosed in a registered or certified postage-paid envelope and addressed as set forth at the beginning of this Agreement, or to such other address as any party may specify by notice to the other parties, or delivered by Federal Express or a similar overnight courier to such address; provided, however, that any notice of change of address shall be effective only upon receipt.

     20.  Construction; Counterparts.  The headings contained in this
          --------------------------
Agreement are for convenience only and shall in no way restrict or otherwise affect the construction of the provisions hereof. References in this Agreement to Sections are to the sections of this Agreement. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     21.  Validity.  The invalidity or unenforceability of any provision
          --------
of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. Executive's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision. This Agreement contains the entire understanding of the Corporation and Executive with respect to the subject matter hereof but does not supersede or override the provisions of any stock option, employee benefit or other plan, program, policy or practice in which Executive is a participant or under which Executive is a beneficiary.

     22.  Governing Law.  This Agreement shall be governed by and
          -------------
construed under the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the date first above written.


                              TOUCHSTONE APPLIED SCIENCE
                                ASSOCIATES, INC.



                              By:________________________________
                                 Name:  Andrew L. Simon
                                 Title: President

                              Executive:


                                 ________________________________
                                   Michael D. Beck

                              EXHIBIT "B"

                            OPTION AGREEMENT

              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                         INCENTIVE STOCK OPTION

          For valuable consideration, receipt of which is hereby acknowledged, TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the "Company"), hereby grants to MICHAEL D. BECK, who resides at 35 Guion Street, Pleasantville, New York 10570 (the "Optionee"), an incentive stock option (the "Option"), subject to the terms and conditions hereof, to purchase from the Company an aggregate of 125,000 shares of the Common Stock of the Company, par value $.0001 per share (the "Common Stock"), at the price of $0.531 per share (the "Option Price"), such option to be exercisable at any time after the first anniversary of the date of grant until any time on or before the day (the "Termination Date") preceding the fifth anniversary of the date hereof.

          This Option is granted pursuant to the Company's Amended and Restated 1991 Stock Option Incentive Plan (the "Plan") and is subject to the terms and conditions thereof. The Plan is administered by the Committee (as defined in the Plan). All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of this Option and of the Plan, shall be conclusive and binding on the Optionee and any parties claiming through the Optionee.

          Unless the Optionee ceases to be employed by the Company or a direct or indirect parent or subsidiary thereof, the right of the Optionee to purchase shares of Common Stock subject to this Option may be exercised in whole at any time or in part from time to time after the first anniversary of the date of grant and prior to the Termination Date, except as otherwise provided herein. This Option may be exercised only with respect to full shares.

          Subject to the provisions of this Option, this Option may be exercised by written notice (the "Notice") to the Company stating the number of shares of Common Stock with respect to which it is being exercised. The Notice shall be accompanied by the Optionee's payment in full of the Option Price for each of the shares to be purchased by the Optionee, such payment to be made in cash or by (a) certified or bank cashier's check payable to the order of the Company, (b) the Optionee's tendering Common Stock valued at, or on the basis of, Fair Market Value (as defined in the Plan) of the Common Stock on the date of exercise, (c) delivery of a promissory note issued by the Optionee to the Company in a form acceptable to the Committee, or (d) any other means acceptable to the Committee.

          As soon as practicable after receipt of the Notice and payment, and subject to the next two paragraphs, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased. Such delivery shall be made (a) at the offices of the Company at Fields Lane, P.O. Box 382, Brewster, New York 10509, (b) at such other place as may be mutually acceptable to the Company and the Optionee, or (c) at the election of the Company, by certified mail addressed to the Optionee at (i) the Optionee's address shown in the records of the Company, or (ii) the location at which the Optionee is employed by the Company.

          The Company shall have the right to withhold an appropriate number of shares of Common Stock (based on the fair market value thereof on the date of exercise) for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations.

          The Company may postpone the time of delivery of certificate(s) for shares of Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any securities exchange upon which the Common Stock may be listed, or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or any applicable state laws relating to the authorization, issuance or sale of securities.

          The issuance of the shares of Common Stock subject hereto and issuable upon the exercise of this Option and the transfer or resale of such shares shall be subject to such restrictions as are, in the opinion of the Company's counsel, required to comply with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the certificate(s) representing such shares shall, if it is deemed advisable by the Company's counsel, bear a legend to such effect.

          If, upon tender of delivery thereof, the Optionee fails to accept delivery of and pay or have paid for all or any part of the number of shares of Common Stock specified in the Notice, the Optionee's right to exercise this Option with respect to such undelivered and unpaid for shares may be terminated by the Company.

          During the Optionee's lifetime, this Option shall be exercisable only by the Optionee (except as otherwise provided below), and neither this Option nor any right hereunder shall be assignable or transferable otherwise than by will or the laws of descent and distribution (as provided below), or be subject to attachment, execution or other similar process. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of any levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Optionee, and it shall become null and void.

          If, on or prior to the first anniversary of the date of grant, the Optionee's employment with the Company or any of its direct or indirect parents or subsidiaries terminates for any reason (otherwise than by reason of the Optionee's death or disability (as defined below)), this Option, and all rights hereunder, shall be forfeited to the Company. If, prior to the Termination Date but after the first anniversary of the date of grant, the Optionee's employment with the Company or any of its direct or indirect parents or subsidiaries terminates for any reason (otherwise than by reason of the Optionee's death or disability), this Option, and all rights hereunder to the extent that such rights shall not have been exercised, shall terminate and become null and void at the earlier of the Termination Date or 90 days after such termination of employment.

          In the event of the Optionee's death prior to the Termination Date but after the first anniversary of the date of grant, and while the Optionee is employed by the Company or a direct or indirect parent or subsidiary thereof, this Option may be exercised before the first anniversary of the date of the Optionee's death by the person(s) to whom the right passes pursuant to the following sentence, but in no event may this Option be exercised later than the Termination Date. All rights with respect to this Option, including the right to exercise it, shall pass in the following order: (a) to beneficiaries so designated in writing by the Optionee, or if none, then (b) to the legal representative of the Optionee, or if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction.

          In the event that the Optionee, prior to the Termination Date but after the first anniversary of the date of grant, ceases to be em-ployed by the Company or a direct or indirect subsidiary thereof because the Optionee is deemed by the Company to be disabled, this Option may be exercised by the Optionee, if legally competent, or by a committee or other legally designated guardian or representative if the Optionee is legally incompetent, before the first anniversary of the date the Optionee ceases to be employed by the Company or a direct or indirect subsidiary thereof as a result of such disability, but in no event may this Option be exercised later than the Termination Date. For purposes of this Option, the Optionee shall be deemed by the Company to be disabled if the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Optionee shall not be considered to be disabled unless the Optionee or the Optionee's representative furnishes proof of the existence of such disability in such form and manner, and at such times, as may be required by the Committee, and unless such proof shall be satisfactory to the Committee. The determination by the Committee with respect to the existence of such disability shall be conclusive and binding upon the Optionee and any parties claiming through the Optionee.

          In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee shall adjust proportionally the number of shares of Common Stock covered by this Option and the Option Price thereof. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event.
In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee may authorize the assumption of this Option or the substitution of a new stock option for this Option, whether or not in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended from time to time, applies. The judgment of the Committee with respect to any matter referred to in this paragraph shall be conclusive and binding upon the Optionee and any parties claiming through the Optionee.

          Neither the Optionee nor any person or persons entitled to exercise the Optionee's rights under this Option in accordance herewith shall have any rights to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to this Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of this Option as provided herein.

          Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at its offices at Fields Lane, P.O. Box 382, Brewster, New York 10509, attention of the Committee, c/o the Company's Secretary, and shall become effective when received by the Secretary. All notices to the Optionee or other person or persons then entitled to exercise any rights with respect to this Option shall be addressed to the Optionee or such other person or persons at (i) the Optionee's address shown in the records of the Company or (ii) the location at which the Optionee is employed by the Company. Anyone to whom a notice may be given under this Option may designate a new address by notice to that effect.

          Neither the adoption of the Plan nor the granting of this Option confers on the Optionee any right to continued employment by the Company (or any of its direct or indirect subsidiaries) or in any way interferes with or alters the Company's (and its direct and indirect parents' and subsidiaries') right to terminate the employment of the Optionee at any time, with or without cause, and without liability therefor. This Option shall not be deemed a part of the Optionee's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.

          This Option and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended from time to time, or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

          THIS OPTION IS INTENDED TO QUALIFY AS AN INCENTIVE STOCK
OPTION UNDER SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED FROM TIME TO TIME.
          IN WITNESS WHEREOF, TOUCHSTONE APPLIED SCIENCE ASSOCIATES,
INC. has caused this Option to be executed by its officers, thereunto duly authorized, as of the 2nd day of January, 1997.

                                TOUCHSTONE APPLIED SCIENCE
                                  ASSOCIATES, INC.



                                By:________________________________________
                                   Andrew L. Simon
                                   President


ATTEST:


__________________________________________
Stephen H. Ivens
Vice President


AGREED AND ACCEPTED


__________________________________________
Michael D. Beck

                              EXHIBIT "C"

                                LEASE

                            LEASE AGREEMENT


This Lease Agreement dated as of the 2nd day of January, 1997 by and among BECK EVALUATION & TESTING ASSOCIATES, INC., a New York corporation with its principal place of business at 35 Guion Street, Pleasantville, NY 10570 ("Tenant") and MICHAEL D. BECK and CONNIE K. BECK, residing at 35 Guion Street, Pleasantville, NY 10570 (collectively, "Landlord").

1.   Leasehold Premises  Landlord hereby leases to Tenant and Tenant
     ------------------
hereby leases from Landlord that certain premises located within the residence of Landlord (the building) in Pleasantville, New York which premises consists of office space on the third floor, (the "leased premises") together with the right to use, in common with others, and subject to the restrictions set forth in this agreement, the parking lot for the building, and other common areas of the building. Landlord reserves the right to install, maintain, use and repair and replace pipes, wires and structural elements leading through the leased premises.

2.   Term  The term of this lease shall be for a period of the earlier
     ----
of (i) six (6) years from the date hereof, (ii) 30 days after termination of employment of Michael D. Beck from his employment with Touchstone Applied Science Associates, Inc., or (iii) sale of the building by Landlord.

3.   Rent  Tenant shall pay during the term of this lease a basic monthly
     ----
rent of $500.

4.   Services, Utilities and Facilities.  Landlord shall furnish heat,
     ----------------------------------
electricity and air conditioning to the leased premises. Tenant shall furnish routine janitorial and cleaning services of the leased premises, telephone service (including installation of computer and facsimile lines) and lawn maintenance for the building.

5.   Repairs.   Landlord shall maintain the roof, exterior walls,
     -------
building equipment (including heating, electrical, sanitary, air conditioning and other systems) and other common facilities and common areas of the building. Tenant shall make all non-structural repairs as necessary to the leasehold premises to keep them in such repair and order as received, subject to ordinary wear and tear.

6.   Use of Leasehold Premises.   Tenant covenants and agrees to use and
     -------------------------
occupy the leasehold premises only for the purpose and business of Tenant as presently conducted therein and related integrated services.

7.   Assignment and Subletting.   Tenant shall not assign, transfer or
     -------------------------
sublet this lease.

8.   Landlord's Right of Access.   Landlord shall maintain at all times
     --------------------------
during the term of this lease the right to enter Tenant's leasehold premises at all reasonable times and upon reasonable notice to make repairs or alterations as may be necessary for the safety and preservation of the premises or persons occupying same or for any other reasonable purpose.

9.   Surrender of Possession.   Tenant covenants that at the expiration
     -----------------------
or other termination of this lease that it shall remove its property and any effects from leasehold premises and to surrender same with all keys and locks and other fixtures in good repair, ordinary wear and tear excepted. Tenant shall repair any damages caused to the leased premises by removal of its property therefrom.

10.  Insurance.   Landlord shall maintain insurance for fire and other
     ---------
casualty on the leased premises, as a rider to their homeowner's policy and shall name Tenant as an additional insured. Tenant may maintain such other insurance as it deems appropriate.
11. Destruction and Condemnation. In case of any destruction or taking or condemnation, the term of this lease shall cease and the lease terminate. The entire award shall be the property of the Landlord, the Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any such award.

12.  Limitation of Landlord's Liability.   Landlord shall not be liable
     ----------------------------------
to Tenant except for Landlord's gross negligence or wilful intent, for any loss, damage or expense of any kind.

13.  Default by Tenant. Upon the occurrence of any of the following
     -----------------
events ("Events of Default") Landlord shall send written notice of their intention to terminate the lease upon a specified date not less than fifteen (15) days after the date of the notice and this lease shall then expire on the date so specified unless the default is cured within that time. If this lease is terminated in the above manner, Landlord or its agents may immediately re-enter and resume possession of the leasehold premises and remove Tenant and those claiming under Tenant from said premises along with any property belonging to Tenant without being deemed guilty of trespassing without prejudice to any other remedies for arrears or rent or damages from the breach of this lease.

          (1) Tenant fails to pay any monthly rent or any other amount due hereunder on the due date and such failure to pay continues for more than ten (10) days thereafter.

          (2) Tenant neglects to observe any other covenant contained in this lease on Tenant's part to be performed and such failure continues for more than thirty (30) days after notice.

          (3) Tenant is adjudicated a debtor under the United States Bankruptcy Code or makes a general assignment for the benefit of creditors, or a receiver or trustee is appointed to take charge of any substantial part of Tenants' property or assets.

          (4)  Tenant vacates or abandons the leasehold premises.

14.  Subordination.   This lease shall be subject and subordinate at all
     -------------
times to the lien of any mortgage which may now or at any time hereafter be or become a lien upon the building.

15.  Holdover Tenants.   If Tenant does not immediately surrender
     ----------------
possession of the leasehold premises at the expiration or termination of this lease, Tenant shall become Tenant "from month to month" at twice the basic rent and additional rent payable under the terms of this lease. Unless and until Landlord accepts such rent from Tenant, Landlord shall continue to be entitled to retake possession of the leasehold premises in any lawful manner and Tenants shall be liable to Landlord for any loss Landlord may sustain by reason of Tenant's failure to surrender possession of the leasehold premises immediately upon expiration or termination of the lease.

16.  Quiet Enjoyment.   Landlord covenants and agrees that Tenant, upon
     ---------------
paying when due the basic rent and additional rent and observing and keeping the covenants and conditions of this lease on its part to be kept, shall lawfully and quietly hold, occupy and enjoy the leased premises upon the terms hereof and during the term hereof, with extensions, if any, without hindrance or molestation of Landlord or any person or persons claiming under Landlord.

17.  Entire Agreement.   This lease contains the entire understanding and
     ----------------
agreement between the parties with regard to the leasehold premises and may not be changed except by a writing signed by the party to be charged.

18.  Notices.   All notices required to be given under this lease shall
     -------
be in writing and shall be deemed to have been duly given three (3) business days after the date mailed when sent by certified mail/return receipt requested at the addresses first set forth above and a copy to Touchstone Applied Science Associates, Inc., Fields Lane, Brewster, NY c/o Mr. Andrew L. Simon, Pres.

19.  Governing Law.   This lease shall be governed by and construed under
     -------------
the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this lease as of the 2nd day of January, 1997.

LANDLORD:                          TENANT:
--------                           ------

                                   BECK EVALUATION & TESTING
_____________________________      ASSOCIATES, INC.
Connie K. Beck
                                   By:___________________________
_____________________________      Name: Michael D. Beck
Michael D. Beck                    Title: President

                               EXHIBIT "D"

                                  NOTE

                             PROMISSORY NOTE


$75,000.00                                     Newburgh, New York
                                           As of January 2, 1997


     FOR VALUE RECEIVED, the undersigned, TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation with its principal office at Fields Lane, Brewster, New York, ("TASA") promises to pay to the order of MICHAEL D. BECK at 35 Guion Lane, Pleasantville, New York ("Beck") the principal amount of SEVENTY-FIVE THOUSAND AND 00/100 ($75,000.00) DOLLARS with interest at the Interest Rate (as hereinafter defined) payable quarterly on the unpaid principal balance of such amount from the date of this Note until the Maturity Date. This Note evidences a debt (the "Debt") owed to Beck by TASA, in the principal amount hereof, pursuant to the terms of that certain Stock Purchase Agreement among TASA, Beck, and Connie Beck and Michael D. Beck as guardian of Amanda Beck, dated as of the date hereof (the "Stock Purchase Agreement"). All terms used herein and not otherwise defined herein are used as defined in the Stock Purchase Agreement. This Note is entitled to the benefits of the Stock Purchase Agreement.

                              ARTICLE I.
                             Definitions
                             -----------

     (a) "Base Rate" shall mean is eight and one quarter (8 1/4%) percent per annum.

     (b) "Default Rate" shall mean three (3%) percent per annum over the Base Rate.

     (c) "Initial Period" shall mean the period from the date of the execution of this Note until the Maturity Date.

     (d) "Interest Rate" shall mean the rate of interest to be paid by TASA on any outstanding principal due under this Note and shall be determined in accordance with Article II hereof.

     (e) "Maturity Date" shall mean the earlier of the second (2nd) year anniversary of the date hereof, and the date the full principal balance of the Note plus interest thereon becomes due and payable as a result of acceleration or otherwise.

     (f) "Subsequent Period" shall mean the period from and including the Maturity Date through such later date as the TASA pays the full balance of the principal and interest (including Default Interest) and Late Payment Charges remaining unpaid under this Note.

                                ARTICLE II
        Computation of Interest and Determination of Interest Rate
        ----------------------------------------------------------

     (a)  Computation of Interest.  Interest on the outstanding
          -----------------------
principal balance of this Note shall be computed on the basis of a 360 day year for the actual number of days elapsed. Interest shall accrue until the date of receipt of payment by Beck. Interest shall be paid quarterly in arrears.

     (b)  Determination of Interest Rate.  During the Initial Period,
          ------------------------------
the Interest Rate shall equal the Base Rate. During the Subsequent Period, the Interest Rate shall be the Default Rate.

                               ARTICLE III
                    Payment of Principal and Interest
                    ---------------------------------

     (a)  Periodic Payments.  Payments shall be made to the order of
          -----------------
"Michael D. Beck" at 35 Guion Lane, Pleasantville, New York 10570, or at such other place as Beck may from time to time designate in writing. Payments of principal and interest, subject to the provisions for prepayment described below, shall be payable quarterly, commencing on March 31, 1997 and continuing on the last day of June, September and December of 1977 and each succeeding quarter thereafter to and including December 31, 1998, in equal quarterly installments. On the Maturity Date the balance of principal outstanding plus accrued interest (including Default Interest) and any Late Payment Charges as hereinafter defined, if any, shall be due and payable.

                                ARTICLE IV
                            General Conditions
                            ------------------

     (a)  Application of Payments Received.  Except as otherwise
          --------------------------------
provided in this Note, all payments received by Beck on this Note shall be applied by Beck as follows:

     First, to any unpaid Late Payment Charges; and Second, to accrued and unpaid interest then due and owing (including
Default Interest); and
     Third, to the reduction of principal of this Note.

     If an Event of Default occurs, Beck may apply any payments received to sums due hereunder in such manner at he deems appropriate.

     (b)  Late Payment Charges.  If TASA fails to pay any amount of
          --------------------
principal and/or interest on the Note for fifteen (15) days after such payment becomes due, whether by acceleration or otherwise, Beck may, at its option, impose a late payment charge (the "Late Payment Charge") of five percent (5%) of the payment due. Until any and all Late Payment Charges are paid in full, the amount thereof shall be added to the indebtedness herein. The Late Payment Charge is not a penalty and is deemed to be liquidated damages for the purposes of compensating Beck for computing the actual amount of damages incurred by Beck as a result of the late payment by TASA.

     (c)  Prepayment.  The Debt may be prepaid at any time and from time
          ----------
to time.

     (d)  Events of Default.  Each of the following shall constitute an
          -----------------
Event of Default under this Note:

          (i) TASA shall fail to pay when due any amount of principal, interest or fees payable by TASA under this Note and such failure shall remain unremedied for five (5) days after written notice thereof shall be given to TASA by Beck; or

          (ii) TASA shall fail to perform or observe any other term, condition, obligation or other covenant on its part to be performed or observed under this Note or the Stock Purchase Agreement for ten (10) days after Beck has given written notice to TASA; or

          (iii) Any warranty, representation, covenant or other statement by or on behalf of TASA in any instrument furnished with this
Note is false or misleading in any material respect; or

          (iv) TASA shall (A) commence any voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (B) consent to the entry of any order for relief in an involuntary case under any such law or to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian (or other similar official) of their respective property or of any substantial part thereof, or (C) conceal, remove or permit to be concealed or removed any part of its property, with intent to hinder, delay or defraud its creditors or any of them, (D) make or suffer a transfer of any of its property which may be fraudulent under any bankruptcy, insolvency, fraudulent conveyance or other similar law now or hereafter in effect, or (E) make any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or (F) make any general assignment for the benefits of creditors, or (G) fail generally to pay its debt as such debts become due; or

          (v) If any involuntary case or other proceeding shall, at any time be commenced against TASA seeking liquidation, reorganization or other relief with respect to either of them or their respective debts under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of or the taking possession by a receiver, liquidator, assignee (or other similar official) of their respective property, or at any time, TASA shall suffer or permit, while insolvent any creditor or obtain any lien upon any of its property through legal proceedings or distraint, in such case, proceedings or writ is not withdrawn, dismissed, vacated or fully bonded within sixty (60) days;

          (vi) Any judgment, order or award shall be rendered against TASA, or any attachment, levy or execution shall be made against any of its properties and either (A) any enforcement proceedings shall have been commenced upon any such judgment, order, award, attachment, levy or execution; or (B) such judgment, order, award, attachment, levy or execution shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 45 days or more;

          (vii) An "Event of Default", as said term is defined in any other document executed and delivered in connection herewith, shall have occurred and continue unremedied beyond the expiration of any applicable cure;

         (viii) Any admission in writing by TASA of its inability to pay its debts as they become due;

          (ix) Any sale, transfer or assignment by TASA of substantially all of the assets or capital stock of Beck Evaluation & Testing
Associates, Inc. ("BETA") (except to Michael D. Beck).

           (x) If the Employment Agreement between TASA and Michael D. Beck is terminated for any reason other than as set forth in Paragraphs 7(a) Cause or 7(d) Voluntary Termination of the Employment Agreement.

then, and in any such event, Beck may, at its option, declare the entire unpaid balance of this Note together with interest accrued thereon and any other sums due hereunder, to be immediately due and payable and Beck may proceed to exercise any rights or remedies that it may have under this Note, or such other rights and remedies which Beck may have at law, equity or otherwise.

     (e)  Costs and Expenses on Default.  After default, in addition to
          -----------------------------
principal, interest (including Default Interest) and any Late Payment Charge, Beck shall be entitled to collect all costs of collection, including, but not limited to, reasonable attorneys' fees, and all such costs and expenses shall be payable on demand.

     (f)  No Waiver.  No failure on the part of Beck or other holder
          ---------
hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or any defaults. No failure to accelerate the Debt, or the acceptance of past due installments, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or be construed so as to preclude the exercise of any right which Beck may have. TASA, and each endorser hereby expressly waives the benefit of any statute or rule of law or equity which would produce the result contrary or in conflict with the foregoing. This Note may not be changed orally but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     (g)  Waiver by TASA.  TASA hereby waives presentment, protest,
          --------------
demand, notice of dishonor and of nonpayment, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

     (h)  Compliance with Usury Laws.  It is not intended hereby to
          --------------------------
charge interest at a rate in excess of the maximum interest rate permitted to be charged to the TASA under applicable law. TASA shall not be required to make interest payments to the extent that the receipt thereof by Beck would not be permissible under any applicable statute, rule or regulation limiting rates of interest which may be charged or collected by any lender; provided, however, that any interest payment not required to be made by TASA pursuant to the foregoing limitations sentence shall be made by TASA to Beck on the earliest date or dates on which the receipt thereof would be permissible under such statutes, rules or regulations; and provided, further, that no interest shall accrue or be charged on the amount of any interest payment deferred pursuant to this provision.

     (i)  Governing Law; Submission to Jurisdiction.  This Note shall be
          -----------------------------------------
governed and construed under the laws of the State of New York. TASA hereby irrevocably submits to personal jurisdiction in the federal or state courts of competent jurisdiction located in the County of Westchester and any related appellate courts and irrevocably waives any objections as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum.

     (j)  Notices.  Any notices required or permitted to be given
          -------
hereunder shall be given by registered or certified mail, postage prepaid, return receipt requested to the addresses set forth below or by facsimile to:

          If to TASA:
               Touchstone Applied Science Associates, Inc.
               Fields Lane
               Brewster, NY
               Att:  Andrew L. Simon, President
               (914) 277-3548

          with a copy to:
               Rider, Weiner, Frankel & Calhelha, P.C.
               655 Little Britain Road
               Newburgh, NY  12550
               Att:  David L. Rider, Esq.
               (914) 562-9126

          If to Beck:
               Mr. Michael D. Beck
               35 Guion Street
               Pleasantville, NY 10570
               (914) 769-5235

          with a copy to:
               Cowan, Liebowitz, & Latman, P.C.
               1133 Avenue of the Americas
               New York, NY  10036-6799
               Att:  Robert Halper, Esq.
               (212) 790-9300

or such other addresses or facsimile numbers as the parties may designate in writing to the other party. All notices shall be deemed given three
(3) days after deposit in the U.S. mails, or in the case of facsimile notice, when sent with evidence of transmission.

          (k) This Note may be transferred to any other person, firm or corporation who shall thereaafter become vested in all the powers, rights and obligations of holder herein.

          (l)  TASA AND BECK HEREBY WAIVE TRIAL BY JURY IN ANY
LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE, OR THE VALIDITY, PROTECTION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN TASA AND BECK OR ANY HOLDER OF THIS NOTE.

     IN WITNESS WHEREOF, TASA, by its duly appointed and acting officer, and Beck have executed this instrument as of the date first above written.


                         TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.



                         By:_____________________________________________
                              Andrew L. Simon, President



                         ________________________________________________
                              Michael D. Beck

                             PROMISSORY NOTE
                             ---------------


$37,500.00                                     Newburgh, New York
                                           As of January 2, 1997


     FOR VALUE RECEIVED, the undersigned, TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation with its principal office at Fields Lane, Brewster, New York, ("TASA") promises to pay to the order of CONNIE K. BECK at 35 Guion Lane, Pleasantville, New York ("Beck") the principal amount of THIRTY-SEVEN THOUSAND FIVE HUNDRED AND 00/100 ($37,500.00) DOLLARS with interest at the Interest Rate (as hereinafter defined) payable quarterly on the unpaid principal balance of such amount from the date of this Note until the Maturity Date. This Note evidences a debt (the "Debt") owed to Beck by TASA, in the principal amount hereof, pursuant to the terms of that certain Stock Purchase Agreement among TASA, Beck, and Michael Beck and Michael Beck as Guardian of Amanda Beck, dated as of the date hereof (the "Stock Purchase Agreement"). All terms used herein and not otherwise defined herein are used as defined in the Stock Purchase Agreement. This Note is entitled to the benefits of the Stock Purchase Agreement.

                               ARTICLE I.
                              Definitions
                              -----------

     (a) "Base Rate" shall mean eight and one quarter (8 1/4%) percent per annum.

     (b) "Default Rate" shall mean three (3%) percent per annum over the Base Rate.

     (c) "Initial Period" shall mean the period from the date of the execution of this Note until the Maturity Date.

     (d) "Interest Rate" shall mean the rate of interest to be paid by TASA on any outstanding principal due under this Note and shall be determined in accordance with Article II hereof.

     (e) "Maturity Date" shall mean the earlier of the second (2nd) year anniversary of the date hereof, and the date the full principal balance of the Note plus interest thereon becomes due and payable as a result of acceleration or otherwise.

     (f) "Subsequent Period" shall mean the period from and including the Maturity Date through such later date as the TASA pays the full balance of the principal and interest (including Default Interest) and Late Payment Charges remaining unpaid under this Note.

                                ARTICLE II
        Computation of Interest and Determination of Interest Rate
        ----------------------------------------------------------

     (a)  Computation of Interest.  Interest on the outstanding
          -----------------------
principal balance of this Note shall be computed on the basis of a 360 day year for the actual number of days elapsed. Interest shall accrue until the date of receipt of payment by Beck. Interest shall be paid quarterly in arrears.

     (b)  Determination of Interest Rate.  During the Initial Period,
          ------------------------------
the Interest Rate shall equal the Base Rate. During the Subsequent Period, the Interest Rate shall be the Default Rate.

                               ARTICLE III
                    Payment of Principal and Interest
                    ---------------------------------

     (a)  Periodic Payments.  Payments shall be made to the order of
          -----------------
"Connie K. Beck" at 35 Guion Lane, Pleasantville, New York 10570, or at such other place as Beck may from time to time designate in writing. Payments of principal and interest, subject to the provisions for prepayment described below, shall be payable quarterly, commencing on March 31, 1997 and continuing on the last day of June, September and December of 1977 and each succeeding quarter thereafter to and including December 31, 1998, in equal quarterly installments. On the Maturity Date the balance of principal outstanding plus accrued interest (including Default Interest) and any Late Payment Charges as hereinafter defined, if any, shall be due and payable.

                                ARTICLE IV
                            General Conditions

     (a)  Application of Payments Received.  Except as otherwise
          --------------------------------
provided in this Note, all payments received by Beck on this Note shall be applied by Beck as follows:

     First, to any unpaid Late Payment Charges; and Second, to accrued and unpaid interest then due and owing (including
Default Interest); and
     Third, to the reduction of principal of this Note.

     If an Event of Default occurs, Beck may apply any payments received to sums due hereunder in such manner at he deems appropriate.

     (b)  Late Payment Charges.  If TASA fails to pay any amount of
          --------------------
principal and/or interest on the Note for fifteen (15) days after such payment becomes due, whether by acceleration or otherwise, Beck may, at its option, impose a late payment charge (the "Late Payment Charge") of five percent (5%) of the payment due. Until any and all Late Payment Charges are paid in full, the amount thereof shall be added to the indebtedness herein. The Late Payment Charge is not a penalty and is deemed to be liquidated damages for the purposes of compensating Beck for computing the actual amount of damages incurred by Beck as a result of the late payment by TASA.

     (c)  Prepayment.  The Debt may be prepaid at any time and from time
          ----------
to time.

     (d)  Events of Default.  Each of the following shall constitute an
          -----------------
Event of Default under this Note:

          (i) TASA shall fail to pay when due any amount of principal, interest or fees payable by TASA under this Note and such failure shall remain unremedied for five (5) days after written notice thereof shall be given to TASA by Beck; or

          (ii) TASA shall fail to perform or observe any other term, condition, obligation or other covenant on its part to be performed or observed under this Note or the Stock Purchase Agreement for ten (10) days after Beck has given written notice to TASA; or

          (iii) Any warranty, representation, covenant or other statement by or on behalf of TASA in any instrument furnished with this
Note is false or misleading in any material respect; or

          (iv) TASA shall (A) commence any voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (B) consent to the entry of any order for relief in an involuntary case under any such law or to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian (or other similar official) of their respective property or of any substantial part thereof, or (C) conceal, remove or permit to be concealed or removed any part of its property, with intent to hinder, delay or defraud its creditors or any of them, (D) make or suffer a transfer of any of its property which may be fraudulent under any bankruptcy, insolvency, fraudulent conveyance or other similar law now or hereafter in effect, or (E) make any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or (F) make any general assignment for the benefits of creditors, or (G) fail generally to pay its debt as such debts become due; or

          (v) If any involuntary case or other proceeding shall, at any time be commenced against TASA seeking liquidation, reorganization or other relief with respect to either of them or their respective debts under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of or the taking possession by a receiver, liquidator, assignee (or other similar official) of their respective property, or at any time, TASA shall suffer or permit, while insolvent any creditor or obtain any lien upon any of its property through legal proceedings or distraint, in such case, proceedings or writ is not withdrawn, dismissed, vacated or fully bonded within sixty (60) days;

          (vi) Any judgment, order or award shall be rendered against TASA, or any attachment, levy or execution shall be made against any of its properties and either (A) any enforcement proceedings shall have been commenced upon any such judgment, order, award, attachment, levy or execution; or (B) such judgment, order, award, attachment, levy or execution shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 45 days or more;

          (vii) An "Event of Default", as said term is defined in any other document executed and delivered in connection herewith, shall have occurred and continue unremedied beyond the expiration of any applicable cure;

         (viii) Any admission in writing by TASA of its inability to pay its debts as they become due;

          (ix) Any sale, transfer or assignment by TASA of substantially all of the assets or capital stock of Beck Evaluation & Testing
Associates, Inc. ("BETA") (except to Michael Beck).

          (x) If the Employment Agreement between TASA and Michael Beck is terminated for any reason other than as set forth in Paragraphs 7(a) Cause or 7(d) Voluntary Termination of the Employment Agreement.

then, and in any such event, Beck may, at its option, declare the entire unpaid balance of this Note together with interest accrued thereon and any other sums due hereunder, to be immediately due and payable and Beck may proceed to exercise any rights or remedies that it may have under this Note, or such other rights and remedies which Beck may have at law, equity or otherwise.

     (e)  Costs and Expenses on Default.  After default, in addition to
          -----------------------------
principal, interest (including Default Interest) and any Late Payment Charge, Beck shall be entitled to collect all costs of collection, including, but not limited to, reasonable attorneys' fees, and all such costs and expenses shall be payable on demand.

     (f)  No Waiver.  No failure on the part of Beck or other holder
          ---------
hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or any defaults. No failure to accelerate the Debt, or the acceptance of past due installments, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or be construed so as to preclude the exercise of any right which Beck may have. TASA, and each endorser hereby expressly waives the benefit of any statute or rule of law or equity which would produce the result contrary or in conflict with the foregoing. This Note may not be changed orally but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     (g)  Waiver by TASA.  TASA hereby waives presentment, protest,
          --------------
demand, notice of dishonor and of nonpayment, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

     (h)  Compliance with Usury Laws.  It is not intended hereby to
          --------------------------
charge interest at a rate in excess of the maximum interest rate permitted to be charged to the TASA under applicable law. TASA shall not be required to make interest payments to the extent that the receipt thereof by Beck would not be permissible under any applicable statute, rule or regulation limiting rates of interest which may be charged or collected by any lender; provided, however, that any interest payment not required to be made by TASA pursuant to the foregoing limitations sentence shall be made by TASA to Beck on the earliest date or dates on which the receipt thereof would be permissible under such statutes, rules or regulations; and provided, further, that no interest shall accrue or be charged on the amount of any interest payment deferred pursuant to this provision.

     (i)  Governing Law; Submission to Jurisdiction.  This Note shall be
          -----------------------------------------
governed and construed under the laws of the State of New York. TASA hereby irrevocably submits to personal jurisdiction in the federal or state courts of competent jurisdiction located in the County of Westchester and any related appellate courts and irrevocably waives any objections as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum.

     (j)  Notices.  Any notices required or permitted to be given
          -------
hereunder shall be given by registered or certified mail, postage prepaid, return receipt requested to the addresses set forth below or by facsimile to:

          If to TASA:
               Touchstone Applied Science Associates, Inc.
               Fields Lane
               Brewster, NY
               Att:  Andrew L. Simon, President
               (914) 277-3548

          with a copy to:
               Rider, Weiner, Frankel & Calhelha, P.C.
               655 Little Britain Road
               Newburgh, NY  12550
               Att:  David L. Rider, Esq.
               (914) 562-9126

          If to Beck:
               Mrs. Michael Beck
               35 Guion Street
               Pleasantville, NY 10570
               (914) 769-5235

          with a copy to:
               Cowan, Liebowitz, & Latman, P.C.
               1133 Avenue of the Americas
               New York, NY  10036-6799
               Att:  Robert Halper, Esq.
               (212) 790-9300

or such other addresses or facsimile numbers as the parties may designate in writing to the other party. All notices shall be deemed given three
(3) days after deposit in the U.S. mails, or in the case of facsimile notice, when sent with evidence of transmission.

          (k) This Note may be transferred to any other person, firm or corporation who shall thereaafter become vested in all the powers, rights and obligations of holder herein.

          (l)  TASA AND BECK HEREBY WAIVE TRIAL BY JURY IN ANY
LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE, OR THE VALIDITY, PROTECTION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN TASA AND BECK OR ANY HOLDER OF THIS NOTE.

     IN WITNESS WHEREOF, TASA, by its duly appointed and acting officer, and Beck have executed this instrument as of the date first above written.


                         TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.



                         By:_____________________________________________
                              Andrew L. Simon, President



                         ________________________________________________
                              Connie K. Beck

                             PROMISSORY NOTE


$37,500.00                                     Newburgh, New York
                                           As of January 2, 1997


     FOR VALUE RECEIVED, the undersigned, TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation with its principal office at Fields Lane, Brewster, New York, ("TASA") promises to pay to the order of MICHAEL D. BECK as Guardian for AMANDA BECK at 35 Guion Lane, Pleasantville, New York ("Beck") the principal amount of THIRTY-SEVEN THOUSAND FIVE HUNDRED AND 00/100 ($37,500.00) DOLLARS with interest at the Interest Rate (as hereinafter defined) payable quarterly on the unpaid principal balance of such amount from the date of this Note until the Maturity Date. This Note evidences a debt (the "Debt") owed to Beck by TASA, in the principal amount hereof, pursuant to the terms of that certain Stock Purchase Agreement among TASA, Connie Beck, Michael Beck and Michael Beck as Guardian of Amanda Beck, dated as of the date hereof (the "Stock Purchase Agreement"). All terms used herein and not otherwise defined herein are used as defined in the Stock Purchase Agreement. This Note is entitled to the benefits of the Stock Purchase Agreement.

                               ARTICLE I.
                              Definitions
                              -----------

     (a) "Base Rate" shall mean eight and eight and one quarter (8 1/4%) percent per annum.

     (b) "Default Rate" shall mean three (3%) percent per annum over the Base Rate.

     (c) "Initial Period" shall mean the period from the date of the execution of this Note until the Maturity Date.

     (d) "Interest Rate" shall mean the rate of interest to be paid by TASA on any outstanding principal due under this Note and shall be determined in accordance with Article II hereof.

     (e) "Maturity Date" shall mean the earlier of the second (2nd) year anniversary of the date hereof, and the date the full principal balance of the Note plus interest thereon becomes due and payable as a result of acceleration or otherwise.

     (f) "Subsequent Period" shall mean the period from and including the Maturity Date through such later date as the TASA pays the full balance of the principal and interest (including Default Interest) and Late Payment Charges remaining unpaid under this Note.

                                ARTICLE II
        Computation of Interest and Determination of Interest Rate
        ----------------------------------------------------------

     (a)  Computation of Interest.  Interest on the outstanding
          -----------------------
principal balance of this Note shall be computed on the basis of a 360 day year for the actual number of days elapsed. Interest shall accrue until the date of receipt of payment by Beck. Interest shall be paid quarterly in arrears.

     (b)  Determination of Interest Rate.  During the Initial Period,
          ------------------------------
the Interest Rate shall equal the Base Rate. During the Subsequent Period, the Interest Rate shall be the Default Rate.

                               ARTICLE III
                    Payment of Principal and Interest
                    ---------------------------------

     (a)  Periodic Payments.  Payments shall be made to the order of
          -----------------
"Michael D. Beck as Custodian for Amanda Beck" at 35 Guion Lane, Pleasantville, New York 10570, or at such other place as Beck may from time to time designate in writing. Payments of principal and interest, subject to the provisions for prepayment described below, shall be payable quarterly, commencing on March 31, 1997 and continuing on the last day of June, September and December of 1977 and each succeeding quarter thereafter to and including December 31, 1998, in equal quarterly installments. On the Maturity Date the balance of principal outstanding plus accrued interest (including Default Interest) and any Late Payment Charges as hereinafter defined, if any, shall be due and payable.

                                ARTICLE IV
                            General Conditions
                            ------------------

     (a)  Application of Payments Received.  Except as otherwise
          --------------------------------
provided in this Note, all payments received by Beck on this Note shall be applied by Beck as follows:

     First, to any unpaid Late Payment Charges; and Second, to accrued and unpaid interest then due and owing (including
Default Interest); and
     Third, to the reduction of principal of this Note.

     If an Event of Default occurs, Beck may apply any payments received to sums due hereunder in such manner at he deems appropriate.

     (b)  Late Payment Charges.  If TASA fails to pay any amount of
          --------------------
principal and/or interest on the Note for fifteen (15) days after such payment becomes due, whether by acceleration or otherwise, Beck may, at its option, impose a late payment charge (the "Late Payment Charge") of five percent (5%) of the payment due. Until any and all Late Payment Charges are paid in full, the amount thereof shall be added to the indebtedness herein. The Late Payment Charge is not a penalty and is deemed to be liquidated damages for the purposes of compensating Beck for computing the actual amount of damages incurred by Beck as a result of the late payment by TASA.

     (c)  Prepayment.  The Debt may be prepaid at any time and from time
          ----------
to time.

     (d)  Events of Default.  Each of the following shall constitute an
          -----------------
Event of Default under this Note:

          (i) TASA shall fail to pay when due any amount of principal, interest or fees payable by TASA under this Note and such failure shall remain unremedied for five (5) days after written notice thereof shall be given to TASA by Beck; or

          (ii) TASA shall fail to perform or observe any other term, condition, obligation or other covenant on its part to be performed or observed under this Note or the Stock Purchase Agreement for ten (10) days after Beck has given written notice to TASA; or

          (iii) Any warranty, representation, covenant or other statement by or on behalf of TASA in any instrument furnished with this
Note is false or misleading in any material respect; or

          (iv) TASA shall (A) commence any voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (B) consent to the entry of any order for relief in an involuntary case under any such law or to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian (or other similar official) of their respective property or of any substantial part thereof, or (C) conceal, remove or permit to be concealed or removed any part of its property, with intent to hinder, delay or defraud its creditors or any of them, (D) make or suffer a transfer of any of its property which may be fraudulent under any bankruptcy, insolvency, fraudulent conveyance or other similar law now or hereafter in effect, or (E) make any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or (F) make any general assignment for the benefits of creditors, or (G) fail generally to pay its debt as such debts become due; or

          (v) If any involuntary case or other proceeding shall, at any time be commenced against TASA seeking liquidation, reorganization or other relief with respect to either of them or their respective debts under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of or the taking possession by a receiver, liquidator, assignee (or other similar official) of their respective property, or at any time, TASA shall suffer or permit, while insolvent any creditor or obtain any lien upon any of its property through legal proceedings or distraint, in such case, proceedings or writ is not withdrawn, dismissed, vacated or fully bonded within sixty (60) days;

          (vi) Any judgment, order or award shall be rendered against TASA, or any attachment, levy or execution shall be made against any of its properties and either (A) any enforcement proceedings shall have been commenced upon any such judgment, order, award, attachment, levy or execution; or (B) such judgment, order, award, attachment, levy or execution shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 45 days or more;

          (vii) An "Event of Default", as said term is defined in any other document executed and delivered in connection herewith, shall have occurred and continue unremedied beyond the expiration of any applicable cure;

         (viii) Any admission in writing by TASA of its inability to pay its debts as they become due;

          (ix) Any sale, transfer or assignment by TASA of substantially all of the assets or capital stock of Beck Evaluation & Testing
Associates, Inc. ("BETA") (except to Michael Beck);

          (x) If the Employment Agreement between TASA and Michael Beck is terminated for any reason other than as set forth in Paragraphs 7(a) Cause or 7(d) Voluntary Termination of the Employment Agreement;

then, and in any such event, Beck may, at its option, declare the entire unpaid balance of this Note together with interest accrued thereon and any other sums due hereunder, to be immediately due and payable and Beck may proceed to exercise any rights or remedies that it may have under this Note, or such other rights and remedies which Beck may have at law, equity or otherwise.

     (e)  Costs and Expenses on Default.  After default, in addition to
          -----------------------------
principal, interest (including Default Interest) and any Late Payment Charge, Beck shall be entitled to collect all costs of collection, including, but not limited to, reasonable attorneys' fees, and all such costs and expenses shall be payable on demand.

     (f)  No Waiver.  No failure on the part of Beck or other holder
          ---------
hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or any defaults. No failure to accelerate the Debt, or the acceptance of past due installments, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or be construed so as to preclude the exercise of any right which Beck may have. TASA, and each endorser hereby expressly waives the benefit of any statute or rule of law or equity which would produce the result contrary or in conflict with the foregoing. This Note may not be changed orally but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     (g)  Waiver by TASA.  TASA hereby waives presentment, protest,
          --------------
demand, notice of dishonor and of nonpayment, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

     (h)  Compliance with Usury Laws.  It is not intended hereby to
          --------------------------
charge interest at a rate in excess of the maximum interest rate permitted to be charged to the TASA under applicable law. TASA shall not be required to make interest payments to the extent that the receipt thereof by Beck would not be permissible under any applicable statute, rule or regulation limiting rates of interest which may be charged or collected by any lender; provided, however, that any interest payment not required to be made by TASA pursuant to the foregoing limitations sentence shall be made by TASA to Beck on the earliest date or dates on which the receipt thereof would be permissible under such statutes, rules or regulations; and provided, further, that no interest shall accrue or be charged on the amount of any interest payment deferred pursuant to this provision.

     (i)  Governing Law; Submission to Jurisdiction.  This Note shall be
          -----------------------------------------
governed and construed under the laws of the State of New York. TASA hereby irrevocably submits to personal jurisdiction in the federal or state courts of competent jurisdiction located in the County of Westchester and any related appellate courts and irrevocably waives any objections as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum.

     (j)  Notices.  Any notices required or permitted to be given
          -------
hereunder shall be given by registered or certified mail, postage prepaid, return receipt requested to the addresses set forth below or by facsimile to:

          If to TASA:
               Touchstone Applied Science Associates, Inc.
               Fields Lane
               Brewster, NY
               Att:  Andrew L. Simon, President
               (914) 277-3548

          with a copy to:
               Rider, Weiner, Frankel & Calhelha, P.C.
               655 Little Britain Road
               Newburgh, NY  12550
               Att:  David L. Rider, Esq.
               (914) 562-9126

          If to Beck:
               Mr. Michael Beck, as Guardian for Amanda Beck
               35 Guion Street
               Pleasantville, NY 10570
               (914) 769-5235

          with a copy to:
               Cowan, Liebowitz, & Latman, P.C.
               1133 Avenue of the Americas
               New York, NY  10036-6799
               Att:  Robert Halper, Esq.
               (212) 790-9300

or such other addresses or facsimile numbers as the parties may designate in writing to the other party. All notices shall be deemed given three
(3) days after deposit in the U.S. mails, or in the case of facsimile notice, when sent with evidence of transmission.

          (k) This Note may be transferred to any other person, firm or corporation who shall thereafter become vested in all the powers, rights and obligations of holder herein.

          (l)  TASA AND BECK HEREBY WAIVE TRIAL BY JURY IN ANY
LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE, OR THE VALIDITY, PROTECTION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN TASA AND BECK OR ANY HOLDER OF THIS NOTE.

     IN WITNESS WHEREOF, TASA, by its duly appointed and acting officer, and Beck have executed this instrument as of the date first above written.

                         TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.



                         By:_____________________________________________
                              Andrew L. Simon, President



                         ________________________________________________
                              Michael Beck, as Guardian for Amanda Beck